UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-04492

MFS SERIES TRUST X

(Exact name of registrant as specified in charter)

111 Huntington Avenue, Boston, Massachusetts 02199

(Address of principal executive offices) (Zip code)

Christopher R. Bohane

Massachusetts Financial Services Company

111 Huntington Avenue

Boston, Massachusetts 02199

(Name and address of agents for service)

Registrant’s telephone number, including area code: (617) 954-5000

Date of fiscal year end: November 30*

Date of reporting period: November 30, 2017

*	This Form N-CSR pertains only to the following series of the Registrant: MFS Global Bond Fund. The remaining series of the Registrant have fiscal year ends other than November 30th.

ITEM 1.	REPORTS TO STOCKHOLDERS.

ANNUAL REPORT

November 30, 2017

MFS® GLOBAL BOND FUND

GLB-ANN

MFS® GLOBAL BOND FUND

The report is prepared for the general information of shareholders.

It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

LETTER FROM THE EXECUTIVE CHAIRMAN

Dear Shareholders:

Most markets have proved resilient over the past year, despite uncertainty accompanying a new presidential administration in the United States and unease over ongoing negotiations between the United Kingdom and the European Union regarding Brexit. U.S. share prices have reached new highs in recent months although the U.S. Federal Reserve has continued to gradually hike interest rates and has begun to shrink its balance sheet.

Globally, we’ve experienced a synchronized upturn in economic growth for more than a year. Despite the improvement in economic activity, there are few immediate signs of worrisome inflation amid muted wage gains around the world. Emerging market economies have been boosted in part by a weaker

U.S. dollar and are recovering despite lingering concerns over the potential for restrictive U.S. trade policies. Commodity markets have recovered somewhat in response to solid global demand and robust global trade, though not enough to rekindle inflation fears.

At MFS®, we believe having a disciplined, long-term investment approach through a full market cycle is essential to capturing the best opportunities while also managing risk. In our view, such a strategy, along with the professional guidance of a financial advisor, will help you reach your investment objectives.

Respectfully,

Robert J. Manning

Executive Chairman

MFS Investment Management

January 16, 2018

The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.

PORTFOLIO COMPOSITION

Portfolio structure (i)

Fixed income sectors (i)
Non-U.S. Government Bonds	29.6%
Investment Grade Corporates	28.6%
Mortgage-Backed Securities	7.9%
Emerging Markets Bonds	5.5%
High Yield Corporates	3.9%
Collateralized Debt Obligations	2.5%
Commercial Mortgage-Backed Securities	2.2%
Asset-Backed Securities	1.7%
Floating Rate Loans	0.4%
U.S. Government Agencies	0.1%
Municipal Bonds (o)	0.0%
U.S. Treasury Securities	(1.9)%

Composition including fixed income credit quality (a)(i)
AAA	12.5%
AA	7.1%
A	19.4%
BBB	27.7%
BB	6.3%
B	0.7%
U.S. Government	3.6%
Federal Agencies	8.0%
Not Rated	(4.8)%
Cash & Cash Equivalents	14.0%
Other	5.5%

Portfolio facts (i)
Average Duration (d)	6.3
Average Effective Maturity (m)	10.3 yrs.

Issuer country weightings (i)(x)
United States	54.4%
Japan	8.4%
Italy	7.1%
United Kingdom	5.1%
Canada	4.6%
Germany	2.7%
Spain	1.9%
France	1.7%
Australia	1.7%
Other Countries	12.4%

Currency exposure weightings (i)(y)
United States Dollar	50.2%
Euro	23.2%
Japanese Yen	16.3%
British Pound Sterling	4.2%
Canadian Dollar	1.1%
Indian Rupee	1.0%
South Korean Won	0.6%
Swiss Franc	0.5%
Swedish Krona	0.4%
Other Currencies	2.5%

Portfolio Composition – continued

(a)	For all securities other than those specifically described below, ratings are assigned to underlying securities utilizing ratings from Moody’s, Fitch, and Standard & Poor’s rating agencies and applying the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). Securities rated BBB or higher are considered investment grade. All ratings are subject to change. U.S. Government includes securities issued by the U.S. Department of the Treasury. Federal Agencies includes rated and unrated U.S. Agency fixed-income securities, U.S. Agency mortgage-backed securities, and collateralized mortgage obligations of U.S. Agency mortgage-backed securities. Not Rated includes fixed income securities, including fixed income futures contracts, which have not been rated by any rating agency. The fund may or may not have held all of these instruments on this date. The fund is not rated by these agencies.
(d)	Duration is a measure of how much a bond’s price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a bond with a 5-year duration is likely to lose about 5.00% of its value due to the interest rate move.
(i)	For purposes of this presentation, the components include the value of securities, and reflect the impact of the equivalent exposure of derivative positions, if any. These amounts may be negative from time to time. Equivalent exposure is a calculated amount that translates the derivative position into a reasonable approximation of the amount of the underlying asset that the portfolio would have to hold at a given point in time to have the same price sensitivity that results from the portfolio’s ownership of the derivative contract. When dealing with derivatives, equivalent exposure is a more representative measure of the potential impact of a position on portfolio performance than value. The bond component will include any accrued interest amounts.
(m)	In determining an instrument’s effective maturity for purposes of calculating the fund’s dollar-weighted average effective maturity, MFS uses the instrument’s stated maturity or, if applicable, an earlier date on which MFS believes it is probable that a maturity-shortening device (such as a put, pre-refunding or prepayment) will cause the instrument to be repaid. Such an earlier date can be substantially shorter than the instrument’s stated maturity.
(o)	Less than 0.1%.
(x)	Represents the portfolio’s exposure to issuer countries as a percentage of a portfolio’s net assets. For purposes of this presentation, United States includes Cash & Cash Equivalents and Other.
(y)	Represents the portfolio’s exposure to a particular currency as a percentage of a portfolio’s net assets. For purposes of this presentation, United States Dollar includes Cash & Cash Equivalents and Other.

Where the fund holds convertible bonds, they are treated as part of the equity portion of the portfolio.

Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.

Other includes equivalent exposure from currency derivatives and/or any offsets to derivative positions.

Percentages are based on net assets as of November 30, 2017.

The portfolio is actively managed and current holdings may be different.

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended November 30, 2017, Class A shares of the MFS Global Bond Fund (“fund”) provided a total return of 6.60%, at net asset value. This compares with a return of 6.53% for the fund’s benchmark, the Bloomberg Barclays Global Aggregate Bond Index.

Market Environment

For the first time in many years, the global economy experienced a period of synchronized economic growth over the reporting period. The rebound in emerging markets (“EM”) economies was more pronounced (despite the slight deceleration in Chinese growth at the end of the period), helped by larger economies, such as Brazil and Russia, emerging from recessions. At the same time, developed markets (“DM”) economies continued to grow at or above potential. Market confidence increased in the US during the period fueled, in part, by a more lenient US regulatory backdrop and hopes for a significant cut in corporate tax rates.

Globally, markets benefited from a reflation trade as commodity prices strengthened, activity and growth prospects improved, and inflation moved higher, though within moderate bounds. As a result, there were more tightening signals and actions by DM central banks. The US Federal Reserve increased interest rates by 25 basis points three times during the period, bringing the total number of quarter-percent hikes in the federal funds rate to four, since December 2015. The European Central Bank announced an extension of its quantitative easing program at the end of the period, but reduced the pace of its monthly asset purchases by half. In addition, the Bank of England hiked its base rate for the first time in a decade, near the end of the period. Markets were comforted, along with central banks, by the decline in fears of a populist surge in Europe after establishment candidates won the Dutch and French elections, though a right-wing populist party gained seats in the German parliament for the first time in the post-World War II era. Additionally, European growth reflected a generally calmer political economic backdrop.

In recent months, the US dollar reversed the sharp rise seen early in the period, easing what had been a substantial headwind to earnings for multinationals. US consumer spending held up well during the second half of the period amid a modest increase in real wages and relatively low gasoline prices. However, demand for autos cooled from the record level logged early in the period, while the housing market improved, albeit constrained by below-average inventory levels. Global trade, which was sluggish early in the period, showed signs of improvement in the period’s second half, a positive indicator of global economic activity and prospects. Early in the period, there was a selloff in EM due to fears that President Trump would follow through on various campaign threats and promises that were judged to be detrimental to EM. While President Trump withdrew the US from the Trans-Pacific Partnership and began the renegotiation of the North American Free Trade Agreement, significant additional policy action was lacking on economic issues involving EM. As a result, EM resumed their upward trajectory, powered by strong inflows throughout 2017.

Management Review – continued

Factors Affecting Performance

Relative to the Bloomberg Barclays Global Aggregate Bond Index, within both the United States and Europe/UK regions, the fund’s greater exposure to the industrials and financial institutions sectors, particularly its out-of-benchmark exposure to “BB” rated (r) securities, was a key contributor to relative performance. Additionally, within the United States, a lesser exposure to the treasury sector also aided relative returns.

Conversely, within the United States, the fund’s yield curve (y) positioning, particularly the fund’s greater exposure to shifts centered around 5-year and 10-year key rate duration points, detracted from relative performance.

The fund’s cash and/or cash equivalents position during the period also held back relative performance.

Respectfully,

Portfolio Manager(s)

Pilar Gomez-Bravo, Richard Hawkins, Robert Persons, Robert Spector, and Erik Weisman

(r)	Bonds rated “BBB”, “Baa”, or higher are considered investment grade; bonds rated “BB”, “Ba”, or below are considered non-investment grade. The source for bond quality ratings is Moody’s Investors Service, Standard & Poor’s and Fitch, Inc. and are applied using the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). For securities which are not rated by any of the three agencies, the security is considered Not Rated.
(y)	A yield curve graphically depicts the yields of different maturity bonds of the same credit quality and type; a normal yield curve is upward sloping, with short-term rates lower than long-term rates.

The views expressed in this report are those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

PERFORMANCE SUMMARY THROUGH 11/30/17

The following chart illustrates a representative class of the fund’s historical performance in comparison to its benchmark(s). Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect sales charges, commissions or expenses. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.

Growth of a Hypothetical $10,000 Investment (t)

Performance Summary – continued

Total Returns through 11/30/17

Average annual without sales charge

Share Class	Class Inception Date	1-yr	5-yr	Life (t)
A	6/02/10	6.60%	(0.93)%	1.69%
B	6/02/10	5.84%	(1.65)%	0.87%
C	6/02/10	5.84%	(1.67)%	0.87%
I	6/02/10	7.02%	(0.65)%	1.89%
R1	6/02/10	5.96%	(1.62)%	0.89%
R2	6/02/10	6.37%	(1.17)%	1.37%
R3	6/02/10	6.75%	(0.90)%	1.64%
R4	6/02/10	6.89%	(0.65)%	1.89%
R6	10/01/12	7.03%	(0.54)%	(0.41)%
Comparative benchmark(s)
Bloomberg Barclays Global Aggregate Bond Index (f)		6.53%	0.66%	2.77%
Average annual with sales charge
A With Initial Sales Charge (4.25%)		2.07%	(1.78)%	1.11%
B With CDSC (Declining over six years from 4% to 0%) (v)		1.84%	(2.01)%	0.87%
C With CDSC (1% for 12 months) (v)		4.84%	(1.67)%	0.87%

CDSC – Contingent Deferred Sales Charge.

Class I, R1, R2, R3, R4, and R6 shares do not have a sales charge.

(f)	Source: FactSet Research Systems Inc.
(t)	For the period from the class inception date through the stated period end. The comparative benchmark performance information provided for the “life” period is from the inception date of the Class A shares. (See Notes to Performance Summary.)
(v)	Assuming redemption at the end of the applicable period.

Benchmark Definition(s)

Bloomberg Barclays Global Aggregate Bond Index – provides a broad-based measure of the global investment-grade fixed income markets. The three major components of this index are the U.S. Aggregate, the Pan-European Aggregate, and the Asian-Pacific Aggregate Indices. The index also includes Eurodollar and Euro–Yen corporate bonds, Canadian government, agency and corporate securities, and USD investment grade 144A securities.

It is not possible to invest directly in an index.

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented. Life returns are presented where the share class has less than 10 years of performance history and represent the average annual total

Performance Summary – continued

return from the class inception date to the stated period end date. As the fund’s share classes may have different inception dates, the life returns may represent different time periods and may not be comparable.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

Past performance reflects time periods when the fund had (i) a policy of focusing its investments on debt instruments of U.S. and foreign governments and (ii) a policy permitting the fund to invest up to 100% of its assets in less than investment grade quality debt instruments (lower quality debt instruments). The fund’s investment policies and strategies changed effective December 1, 2014.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

EXPENSE TABLE

Fund expenses borne by the shareholders during the period, June 1, 2017 through November 30, 2017

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period June 1, 2017 through November 30, 2017.

The expenses include the payment of a portion of the transfer-agent-related expenses of MFS funds that invest in the fund. For further information, please see the Notes to Financial Statements.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense Table – continued

Share Class		Annualized Expense Ratio	Beginning Account Value 6/01/17	Ending Account Value 11/30/17	Expenses Paid During Period (p) 6/01/17-11/30/17
A	Actual	1.05%	$1,000.00	$1,022.69	$5.32
	Hypothetical (h)	1.05%	$1,000.00	$1,019.80	$5.32
B	Actual	1.80%	$1,000.00	$1,018.97	$9.11
	Hypothetical (h)	1.80%	$1,000.00	$1,016.04	$9.10
C	Actual	1.80%	$1,000.00	$1,018.97	$9.11
	Hypothetical (h)	1.80%	$1,000.00	$1,016.04	$9.10
I	Actual	0.80%	$1,000.00	$1,025.20	$4.06
	Hypothetical (h)	0.80%	$1,000.00	$1,021.06	$4.05
R1	Actual	1.80%	$1,000.00	$1,020.11	$9.12
	Hypothetical (h)	1.80%	$1,000.00	$1,016.04	$9.10
R2	Actual	1.30%	$1,000.00	$1,021.51	$6.59
	Hypothetical (h)	1.30%	$1,000.00	$1,018.55	$6.58
R3	Actual	1.05%	$1,000.00	$1,022.77	$5.32
	Hypothetical (h)	1.05%	$1,000.00	$1,019.80	$5.32
R4	Actual	0.80%	$1,000.00	$1,024.04	$4.06
	Hypothetical (h)	0.80%	$1,000.00	$1,021.06	$4.05
R6	Actual	0.69%	$1,000.00	$1,024.62	$3.50
	Hypothetical (h)	0.69%	$1,000.00	$1,021.61	$3.50

(h)	5% class return per year before expenses.
(p)	“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher.

PORTFOLIO OF INVESTMENTS

11/30/17

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Bonds - 84.8%
Issuer	Shares/Par		Value ($)
Aerospace - 0.3%
Huntington Ingalls Industries, Inc., 3.483%, 12/01/2027 (n)		$520,000	$518,955
Leonardo Spa, 1.5%, 6/07/2024	EUR	1,000,000	1,197,377

			$1,716,332
Airlines - 0.1%
Ryanair Ltd., 1.125%, 3/10/2023	EUR	750,000	$910,025

Apparel Manufacturers - 0.2%
Coach, Inc., 4.125%, 7/15/2027		$1,326,000	$1,329,163

Asset-Backed & Securitized - 6.4%
Atrium CDO Corp., 2011-A, “BR”, FLR, 2.863%, (U.S. LIBOR-3mo. + 1.5%) 10/23/2025 (n)		$2,500,000	$2,518,853
Cent CLO LP, 2014-21A, “A2AR”, FLR, 3.074%, (U.S. LIBOR-3mo. + 1.7%) 7/27/2026 (n)		1,511,103	1,520,159
Chesapeake Funding II LLC, 2016-1A, “A2”, FLR, 2.4%, (U.S. LIBOR-1mo. + 1.15%) 3/15/2028 (n)		1,502,149	1,506,966
Chesapeake Funding II LLC, 2016-2A, “A2”, FLR, 2.25%, (U.S. LIBOR-1mo. + 1%) 6/15/2028 (z)		1,276,137	1,283,761
Commercial Mortgage Pass-Through Certificates, “A4”, 3.183%, 2/10/2048		3,104,000	3,153,467
Commercial Mortgage Trust, 2015-DC1, “A5”, 3.35%, 2/10/2048		2,500,000	2,540,912
Commercial Mortgage Trust, 2015-LC21, “A4”, 3.708%, 7/10/2048		2,234,604	2,326,684
Dryden Senior Loan Fund, 2014-34A, “BR”, FLR, 2.909%, (U.S. LIBOR-3mo. + 1.55%) 10/15/2026 (n)		638,000	638,040
Flatiron CLO Ltd., 2013-1A, “A2R”, FLR, 3.003%, (U.S. LIBOR-3mo. + 1.65%) 1/17/2026 (n)		2,503,042	2,521,995
Ford Credit Auto Owner Trust, 2014-1,“A”, 2.26%, 11/15/2025 (n)		3,503,000	3,512,491
Ford Credit Floorplan Master Owner Trust, 2015-1, “A2”, FLR, 1.65%, (U.S. LIBOR-1mo. + 0.4%) 1/15/2020		4,839,000	4,840,898
HarbourView CLO VII Ltd., “B1R”, FLR, 3.086%, (U.S. LIBOR-3mo. + 1.65%) 11/18/2026 (n)		2,559,988	2,562,177
JPMBB Commercial Mortgage Securities Trust, 2014-C26, 3.494%, 1/15/2048		3,108,537	3,197,777
JPMorgan Chase Commercial Mortgage Trust, 2007-LD11, “AM”, 6.168%, 6/15/2049		790,260	803,268

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)
Bonds - continued
Asset-Backed & Securitized - continued
Loomis, Sayles & Co., CLO, “A1”, FLR, 2.889%, (U.S. LIBOR-3mo. + 1.53%) 10/15/2027 (n)		$3,473,850	$3,494,280
Morgan Stanley Bank of America Merrill Lynch Trust, 2015-C21, “A4”, 3.338%, 3/15/2048		691,382	705,368
Octagon Investment Partners XV, Ltd., CLO, FLR, 2.817%, (U.S. LIBOR-3mo. + 1.45%) 10/25/2025 (n)		3,210,287	3,226,865
Wells Fargo Commercial Mortgage Trust, 2015-NXS1, “A5”, 3.148%, 5/15/2048		1,532,563	1,542,888

			$41,896,849
Automotive - 1.9%
Delphi Automotive PLC, 1.5%, 3/10/2025	EUR	650,000	$796,807
Ferrari N.V., 1.5%, 3/16/2023	EUR	1,400,000	1,708,242
General Motors Co., 5.2%, 4/01/2045		$1,208,000	1,237,277
General Motors Financial Co., Inc., 3.1%, 1/15/2019		893,000	900,746
General Motors Financial Co., Inc., 3.45%, 4/10/2022		758,000	768,752
General Motors Financial Co., Inc., 4.35%, 1/17/2027		410,000	421,342
Jaguar Land Rover Automotive PLC, 3.875%, 3/01/2023	GBP	1,100,000	1,545,286
Lear Corp., 5.25%, 1/15/2025		$1,971,000	2,104,113
RCI Banque S.A., 1.25%, 6/08/2022	EUR	500,000	614,314
Volkswagen Leasing GmbH, 1.375%, 1/20/2025	EUR	1,000,000	1,212,365
ZF North America Capital, Inc., 4.75%, 4/29/2025 (n)		$1,258,000	1,340,248

			$12,649,492
Banks & Diversified Financials (Covered Bonds) - 0.3%
BPER Banca, 5.125% to 5/31/2022. FLR to 5/31/2027	EUR	1,000,000	$1,225,957
CaixaBank S.A., 2.75% to 7/14/2023, FLR to 7/14/2028	EUR	600,000	729,543

			$1,955,500
Biotechnology - 0.3%
Life Technologies Corp., 6%, 3/01/2020		$1,780,000	$1,907,805

Broadcasting - 0.3%
ITV PLC, 2%, 12/01/2023	EUR	360,000	$445,555
ProSiebenSat.1 Media SE, 2.625%, 4/15/2021	EUR	1,275,000	1,605,093

			$2,050,648
Brokerage & Asset Managers - 0.5%
E*TRADE Financial Corp., 2.95%, 8/24/2022		$645,000	$639,789
Intercontinental Exchange, Inc., 2.75%, 12/01/2020		604,000	610,887
Intercontinental Exchange, Inc., 3.75%, 12/01/2025		993,000	1,036,813
TD Ameritrade Holding Corp., 3.3%, 4/01/2027		935,000	943,517

			$3,231,006

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)
Bonds - continued
Building - 0.5%
Imerys S.A., 1.5%, 1/15/2027	EUR	700,000	$848,822
Martin Marietta Materials, Inc., 3.45%, 6/01/2027		$447,000	441,332
Masco Corp., 4.45%, 4/01/2025		355,000	376,371
Masco Corp., 4.375%, 4/01/2026		1,580,000	1,665,952

			$3,332,477
Business Services - 0.6%
Cisco Systems, Inc., 2.2%, 2/28/2021		$1,278,000	$1,274,691
Equinix, Inc., 5.75%, 1/01/2025		894,000	957,698
Fidelity National Information Services, Inc., 3.875%, 6/05/2024		435,000	450,354
Fidelity National Information Services, Inc., 5%, 10/15/2025		126,000	138,822
Fidelity National Information Services, Inc., 3%, 8/15/2026		1,086,000	1,044,191

			$3,865,756
Cable TV - 1.0%
Charter Communications Operating LLC, 6.384%, 10/23/2035		$1,061,000	$1,221,204
NBCUniversal Enterprise, Inc., 1.974%, 4/15/2019 (n)		500,000	499,198
Shaw Communications, 5.65%, 10/01/2019	CAD	769,000	633,499
Sirius XM Radio, Inc., 5.375%, 7/15/2026 (n)		$837,000	875,711
Sky PLC, 2.5%, 9/15/2026	EUR	1,050,000	1,355,730
Time Warner Cable, Inc., 4.5%, 9/15/2042		$356,000	325,990
VTR Finance B.V., 6.875%, 1/15/2024 (n)		1,477,000	1,561,928

			$6,473,260
Chemicals - 0.2%
Air Liquide Finance Co., 2.25%, 9/27/2023 (n)		$1,053,000	$1,021,454

Computer Software - 0.3%
Microsoft Corp., 4.1%, 2/06/2037		$1,823,000	$1,994,854

Computer Software - Systems - 0.5%
Apple, Inc., 4.5%, 2/23/2036		$2,300,000	$2,608,193
Apple, Inc., 3.6%, 7/31/2042	GBP	400,000	629,702
Apple, Inc., 4.25%, 2/09/2047		$276,000	294,847

			$3,532,742
Conglomerates - 0.6%
Colfax Corp., 3.25%, 5/15/2025	EUR	500,000	$613,425
Johnson Controls International PLC, 1.375%, 2/25/2025	EUR	450,000	549,219
Parker-Hannifin Corp., 4.1%, 3/01/2047 (n)		$581,000	607,100
Smiths Group PLC, 2%, 2/23/2027	EUR	800,000	991,597
Thyssenkrupp AG, 1.375%, 3/03/2022	EUR	1,145,000	1,385,895

			$4,147,236

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)
Bonds - continued
Consumer Products - 0.5%
Essity AB, 1.125%, 3/27/2024	EUR	1,000,000	$1,215,951
Newell Brands, Inc., 3.75%, 10/01/2021 (z)	EUR	650,000	863,389
Reckitt Benckiser Treasury Services PLC, 3%, 6/26/2027 (n)		$1,173,000	1,146,298

			$3,225,638
Consumer Services - 1.0%
G4S International Finance PLC, 1.5%, 1/09/2023	EUR	1,150,000	$1,409,421
IHS Markit Ltd., 4%, 3/01/2026 (n)		$320,000	322,400
Priceline Group, Inc., 3.55%, 3/15/2028		461,000	458,236
Priceline Group, Inc., 2.15%, 11/25/2022	EUR	380,000	487,005
Priceline Group, Inc., 1.8%, 3/03/2027	EUR	1,450,000	1,766,063
Visa, Inc., 4.15%, 12/14/2035		$884,000	967,284
Visa, Inc., 4.3%, 12/14/2045		1,126,000	1,248,859

			$6,659,268
Containers - 0.3%
Ball Corp., 5.25%, 7/01/2025		$455,000	$498,225
DS Smith PLC, 1.375%, 7/26/2024	EUR	1,000,000	1,202,662

			$1,700,887
Electrical Equipment - 0.0%
Arrow Electronics, Inc., 3.5%, 4/01/2022		$285,000	$288,220

Electronics - 0.3%
Broadcom Corp./Broadcom Cayman Finance Ltd., 3.875%, 1/15/2027 (n)		$610,000	$597,743
Tyco Electronics Group S.A., 1.1%, 3/01/2023	EUR	1,175,000	1,435,959

			$2,033,702
Emerging Market Quasi-Sovereign - 2.5%
BRPL International Singapore Pte Ltd., 4.375%, 1/18/2027		$1,500,000	$1,553,394
CNPC General Capital Ltd., 3.4%, 4/16/2023 (n)		1,600,000	1,624,617
Corporacion Financiera de Desarrollo S.A., 4.75%, 7/15/2025 (n)		3,108,000	3,337,215
Gazprom OAO Via Gaz Capital S.A, 4.95%, 2/06/2028		1,562,000	1,620,144
Pertamina, 6%, 5/03/2042 (n)		1,600,000	1,817,099
Petrobras Global Finance B.V., 6.125%, 1/17/2022		2,972,000	3,165,180
Southern Gas Corridor CJSC, 6.875%, 3/24/2026		1,420,000	1,605,123
State Grid Overseas Investment (2016) Ltd., 2.75%, 5/04/2022 (n)		1,509,000	1,499,554

			$16,222,326

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)
Bonds - continued
Emerging Market Sovereign - 1.5%
Dominican Republic, 8.625%, 4/20/2027		$1,328,000	$1,640,080
Republic of Argentina, 5.625%, 1/26/2022		1,500,000	1,574,250
Republic of Hungary, 5.375%, 2/21/2023		1,600,000	1,787,200
Republic of Indonesia, 2.875%, 7/08/2021	EUR	550,000	708,220
Republic of Indonesia, 2.15%, 7/18/2024 (z)	EUR	505,000	626,622
Republic of Paraguay, 6.1%, 8/11/2044 (n)		$1,460,000	1,679,000
Russian Federation, 4.875%, 9/16/2023 (n)		1,400,000	1,521,800

			$9,537,172
Energy - Independent - 0.3%
Tengizchevroil Finance Co. International Ltd., 4%, 8/15/2026 (n)		$1,700,000	$1,685,846

Entertainment - 0.4%
Carnival Corp., 1.875%, 12/15/2017		$1,106,000	$1,106,079
Carnival Corp., 1.875%, 11/07/2022	EUR	1,120,000	1,424,689

			$2,530,768
Financial Institutions - 0.2%
AerCap Ireland Capital Co., 3.65%, 7/21/2027		$1,299,000	$1,279,684
AerCap Ireland Capital Ltd., 4.625%, 10/30/2020		150,000	157,751

			$1,437,435
Food & Beverages - 1.8%
Anheuser-Busch InBev N.V., 1.5%, 4/18/2030	EUR	650,000	$775,214
Anheuser-Busch InBev Worldwide, Inc., 3.75%, 1/15/2022		$454,000	473,765
Anheuser-Busch InBev Worldwide, Inc., 3.3%, 2/01/2023		1,879,000	1,926,535
Anheuser-Busch InBev Worldwide, Inc., 4.7%, 2/01/2036		796,000	882,026
Coca-Cola Enterprises, Inc., 1.875%, 3/18/2030	EUR	575,000	712,762
Constellation Brands, Inc., 4.25%, 5/01/2023		$3,211,000	3,406,950
Constellation Brands, Inc., 4.75%, 12/01/2025		667,000	731,174
Kraft Heinz Foods Co., 5.2%, 7/15/2045		116,000	125,470
Kraft Heinz Foods Co., 4.375%, 6/01/2046		495,000	477,686
PepsiCo, Inc., 3.1%, 7/17/2022		1,888,000	1,935,475

			$11,447,057
Insurance - 0.6%
American International Group, Inc., 1.875%, 6/21/2027	EUR	330,000	$402,015
BUPA Finance PLC, 2%, 4/05/2024	GBP	600,000	808,048
Old Mutual PLC, 7.875%, 11/03/2025	GBP	950,000	1,597,521
Unum Group, 4%, 3/15/2024		$1,000,000	1,038,490

			$3,846,074

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)
Bonds - continued
Insurance - Health - 0.7%
Aetna, Inc., 2.8%, 6/15/2023		$1,038,000	$1,021,677
UnitedHealth Group, Inc., 2.7%, 7/15/2020		1,554,000	1,574,214
UnitedHealth Group, Inc., 4.625%, 7/15/2035		1,919,000	2,191,741

			$4,787,632
Insurance - Property & Casualty - 1.3%
Berkshire Hathaway, Inc., 2.75%, 3/15/2023		$738,000	$742,751
Chubb INA Holdings, Inc., 2.3%, 11/03/2020		318,000	318,239
Chubb INA Holdings, Inc., 2.875%, 11/03/2022		740,000	748,931
CNA Financial Corp., 5.875%, 8/15/2020		1,000,000	1,081,095
Liberty Mutual Group, Inc., 4.25%, 6/15/2023		1,149,000	1,213,857
Liberty Mutual Group, Inc., 2.75%, 5/04/2026 (z)	EUR	300,000	390,414
Liberty Mutual Group, Inc., 2.75%, 5/04/2026	EUR	400,000	520,552
Marsh & McLennan Cos., Inc., 3.5%, 6/03/2024		$1,000,000	1,031,833
Marsh & McLennan Cos., Inc., 4.35%, 1/30/2047		414,000	451,046
QBE Capital Funding IV LP, 7.5% to 5/24/2021, FLR to 5/24/2041	GBP	450,000	685,700
XLIT Ltd., 3.25% to 6/29/2027, FLR to 6/29/2047	EUR	830,000	1,001,738

			$8,186,156
International Market Quasi-Sovereign - 0.1%
Israel Electric Corp. Ltd., 5.625%, 6/21/2018 (n)		$769,000	$782,842

International Market Sovereign - 28.7%
Commonwealth of Australia, 5.75%, 5/15/2021	AUD	6,414,000	$5,461,831
Commonwealth of Australia, 2.75%, 11/21/2027	AUD	2,851,000	2,201,627
Commonwealth of Australia, 3.75%, 4/21/2037	AUD	580,000	487,398
Federal Republic of Germany, 2.5%, 7/04/2044	EUR	2,484,000	3,904,768
Federal Republic of Germany, 6.25%, 1/04/2030	EUR	843,000	1,675,746
Federal Republic of Germany, 4%, 1/04/2037		EUR480,000	883,000
Government of Canada , 0.5%, 3/01/2022	CAD	10,920,000	8,083,246
Government of Canada, 2.5%, 6/01/2024	CAD	3,549,000	2,878,840
Government of Canada, 1.5%, 6/01/2026	CAD	5,290,000	3,990,656
Government of Canada, 5.75%, 6/01/2033	CAD	5,156,000	5,925,114
Government of Canada, 4%, 6/01/2041	CAD	1,129,000	1,155,270
Government of Japan, 1.8%, 3/20/2043	JPY	656,100,000	7,260,269
Government of Japan, 2.2%, 9/20/2027	JPY	1,193,900,000	12,846,850
Government of Japan, 1.7%, 9/20/2032	JPY	591,200,000	6,321,525
Government of Japan, 1.5%, 3/20/2034	JPY	1,594,000,000	16,660,200
Government of Japan, 2.4%, 3/20/2037	JPY	806,600,000	9,580,870
Government of Japan, 2%, 3/20/2052	JPY	176,700,000	2,073,566
Kingdom of Belgium, 4%, 3/28/2032	EUR	3,557,000	5,986,479
Kingdom of Denmark, 1.5%, 11/15/2023	DKK	10,168,000	1,779,933
Kingdom of Denmark, 1.75%, 11/15/2025	DKK	18,925,000	3,410,925

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)
Bonds - continued
International Market Sovereign - continued
Kingdom of Spain, 5.4%, 1/31/2023	EUR	926,000	$1,383,635
Kingdom of Spain, 2.75%, 10/31/2024	EUR	3,050,000	4,102,531
Kingdom of Spain, 5.15%, 10/31/2028	EUR	2,372,000	3,824,716
Kingdom of Sweden, 3.5%, 6/01/2022	SEK	12,430,000	1,734,137
Kingdom of the Netherlands, 5.5%, 1/15/2028	EUR	2,720,000	4,857,243
Republic of Austria, 1.75%, 10/20/2023	EUR	791,000	1,043,140
Republic of France, 4.75%, 4/25/2035	EUR	1,591,000	2,984,501
Republic of France, 4.5%, 4/25/2041	EUR	1,861,000	3,603,022
Republic of Italy, 5.5%, 9/01/2022	EUR	6,490,000	9,538,101
Republic of Italy, 3.75%, 3/01/2021	EUR	8,599,000	11,456,584
Republic of Italy, 2.5%, 12/01/2024	EUR	13,213,000	17,129,601
Republic of Portugal, 4.95%, 10/25/2023	EUR	5,161,000	7,566,800
United Kingdom Treasury, 4.25%, 12/07/2027	GBP	314,000	540,612
United Kingdom Treasury, 4.25%, 6/07/2032	GBP	1,186,000	2,143,562
United Kingdom Treasury, 4.25%, 3/07/2036	GBP	1,407,000	2,632,561
United Kingdom Treasury, 3.25%, 1/22/2044	GBP	4,214,000	7,265,102
United Kingdom Treasury, 3.75%, 7/22/2052	GBP	874,000	1,774,481
United Kingdom Treasury, 4%, 1/22/2060	GBP	398,000	905,707

			$187,054,149
Local Authorities - 0.2%
Province of Alberta, 4.5%, 12/01/2040	CAD	760,000	$734,829
Province of British Columbia, 2.3%, 6/18/2026	CAD	1,100,000	847,592

			$1,582,421
Major Banks - 5.4%
ABN AMRO Bank N.V., 1.8%, 6/04/2018 (n)		$1,764,000	$1,761,820
Allied Irish Banks PLC, 4.125% to 11/26/2020, FRN to 11/26/2025	EUR	900,000	1,163,565
Bank of America Corp., 2.625%, 4/19/2021		$2,537,000	2,543,464
Bank of America Corp., 3.248%, 10/21/2027		3,164,000	3,128,386
Bank of New York Mellon Corp., 3.442% to 2/07/2027, FLR to 2/07/2028		1,341,000	1,365,808
Barclays Bank PLC, 6%, 1/14/2021	EUR	850,000	1,176,318
Barclays Bank PLC, 6.75% to 1/16/18, FLR to 1/16/2023	GBP	300,000	408,430
Credit Agricole S.A., 7.375%, 12/18/2023	GBP	300,000	520,870
Credit Suisse Group AG, 6.5%, 8/08/2023 (n)		$534,000	600,083
Credit Suisse Group AG, 1.25% to 7/17/2024, FLR to 7/17/2025	EUR	800,000	966,032
Goldman Sachs Group, Inc., 2.625%, 4/25/2021		$648,000	647,606
Goldman Sachs Group, Inc., 3.625%, 1/22/2023		1,831,000	1,884,282
Goldman Sachs Group, Inc., 4%, 3/03/2024		2,000,000	2,097,117
HSBC Holdings PLC, 4.375%, 11/23/2026		893,000	930,390
JPMorgan Chase & Co., 2.95%, 10/01/2026		2,405,000	2,343,105
JPMorgan Chase & Co., 3.54% to 5/01/2027, FLR to 5/01/2028		1,095,000	1,104,388

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)
Bonds - continued
Major Banks - continued
JPMorgan Chase & Co., 4.26% to 2/22/2047, FLR to 2/22/2048		$1,157,000	$1,221,957
Morgan Stanley, 2.2%, 12/07/2018		709,000	709,845
Morgan Stanley, 2.5%, 4/21/2021		749,000	745,924
Morgan Stanley, 5.5%, 7/28/2021		484,000	531,579
Morgan Stanley, 2.625%, 3/09/2027	GBP	500,000	678,378
Morgan Stanley, 3.95%, 4/23/2027		$1,850,000	1,873,537
Nationwide Building Society, 1.25%, 3/03/2025	EUR	700,000	855,000
PNC Bank N.A., 2.6%, 7/21/2020		$2,435,000	2,451,612
UBS Group Funding (Jersey) Ltd., 1.5%, 11/30/2024	EUR	1,000,000	1,242,501
UBS Group Funding (Switzerland) AG, 2.859% to 8/15/2022, FLR to 8/15/2023 (n)		$1,000,000	989,416
Wells Fargo & Co., 4.1%, 6/03/2026		1,000,000	1,039,813

			$34,981,226
Medical & Health Technology & Services - 1.4%
Baxter International, Inc., 1.3%, 5/30/2025	EUR	650,000	$786,583
Becton, Dickinson and Co., 3.734%, 12/15/2024		$462,000	470,205
Becton, Dickinson and Co., 4.685%, 12/15/2044		258,000	271,727
HCA, Inc., 5.25%, 6/15/2026		788,000	836,758
Laboratory Corp. of America Holdings, 4.7%, 2/01/2045		1,026,000	1,084,779
Northwell Healthcare, Inc., 3.979%, 11/01/2046		153,000	147,778
Northwell Healthcare, Inc., 4.26%, 11/01/2047		1,031,000	1,039,606
Quintiles IMS Holdings, Inc., 2.875%, 9/15/2025 (z)	EUR	950,000	1,145,267
Thermo Fisher Scientific, Inc., 3.2%, 8/15/2027		$1,791,000	1,756,102
Thermo Fisher Scientific, Inc., 3%, 4/15/2023		1,323,000	1,327,825

			$8,866,630
Medical Equipment - 0.0%
Teleflex, Inc., 4.625%, 11/15/2027		$110,000	$112,613

Metals & Mining - 0.5%
Cameco Corp., 5.67%, 9/02/2019	CAD	775,000	$625,124
Glencore Finance (Europe) S.A., 1.25%, 3/17/2021	EUR	1,000,000	1,222,244
Kinross Gold Corp., 5.95%, 3/15/2024		$1,132,000	1,242,370
Steel Dynamics, Inc., 4.125%, 9/15/2025 (n)		22,000	22,055

			$3,111,793
Midstream - 0.9%
APT Pipelines Ltd., 5%, 3/23/2035 (n)		$799,000	$855,264
Enterprise Products Operating LLC, 1.65%, 5/07/2018		887,000	886,067
ONEOK, Inc., 4.95%, 7/13/2047		1,794,000	1,809,109
Phillips 66 Partners LP, 3.75%, 3/01/2028		422,000	418,644
Sabine Pass Liquefaction LLC, 5%, 3/15/2027		1,250,000	1,331,114
Sabine Pass Liquefaction LLC, 4.2%, 3/15/2028		792,000	797,826

			$6,098,024

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)
Bonds - continued
Mortgage-Backed - 7.9%
Fannie Mae, 4.26%, 12/01/2019		$175,441	$182,211
Fannie Mae, 4.88%, 3/01/2020		319,916	329,077
Fannie Mae, 3.99%, 7/01/2021		534,553	563,172
Fannie Mae, 2.77%, 3/01/2022		356,791	362,013
Fannie Mae, 5%, 8/01/2040		951,909	1,032,334
Fannie Mae, 4%, 9/01/2040 - 2/01/2045		8,075,914	8,477,711
Fannie Mae, 4.5%, 2/01/2041 - 2/01/2046		10,270,727	11,004,962
Fannie Mae, 3.5%, 9/01/2045		2,169,514	2,226,233
Freddie Mac, 3.187%, 9/25/2027		1,378,000	1,407,707
Freddie Mac, 1.883%, 5/25/2019		2,440,000	2,437,593
Freddie Mac, 2.637%, 1/25/2023		2,595,000	2,618,015
Freddie Mac, 3.32%, 2/25/2023		12,000	12,485
Freddie Mac, 3.064%, 8/25/2024		3,205,350	3,282,393
Freddie Mac, 2.673%, 3/25/2026		2,389,000	2,364,598
Freddie Mac, 3.243%, 4/25/2027		2,733,000	2,804,561
Freddie Mac, 3.117%, 6/25/2027		1,161,873	1,180,288
Freddie Mac, 3.194%, 7/25/2027		3,016,000	3,078,724
Freddie Mac, 3.244%, 8/25/2027		3,358,000	3,446,829
Freddie Mac, 4.5%, 12/01/2039 - 5/01/2042		2,351,649	2,508,418
Freddie Mac, 5%, 7/01/2041		1,597,866	1,751,172
Freddie Mac, 4%, 4/01/2044		119,094	124,434

			$51,194,930
Municipals - 0.0%
Commonwealth of Puerto Rico, Public Improvement, “C-7”, NATL, 6%, 7/01/2027		$90,000	$90,574

Natural Gas - Distribution - 0.4%
Boston Gas Co., 3.15%, 8/01/2027 (n)		$827,000	$821,323
GNL Quintero S.A., 4.634%, 7/31/2029 (n)		1,600,000	1,664,000

			$2,485,323
Network & Telecom - 1.2%
AT&T, Inc., 1.8%, 9/04/2026	EUR	400,000	$482,908
AT&T, Inc., 4.9%, 8/14/2037		$728,000	725,656
AT&T, Inc., 4.25%, 6/01/2043	GBP	450,000	643,060
AT&T, Inc., 4.75%, 5/15/2046		$651,000	617,949
British Telecommunications PLC, 5.75%, 12/07/2028	GBP	400,000	685,279
Deutsche Telekom International Finance B.V., 1.5%, 4/03/2028	EUR	800,000	976,374
Empresa Nacional de Telecomunicaciones S.A., 4.75%, 8/01/2026 (n)		$1,600,000	1,658,002
Verizon Communications, Inc., 2.946%, 3/15/2022		2,046,000	2,056,011

			$7,845,239

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)
Bonds - continued
Oil Services - 0.2%
Schlumberger Ltd., 2.65%, 11/20/2022 (n)		$1,230,000	$1,225,878

Oils - 0.2%
Phillips 66, 4.875%, 11/15/2044		$1,179,000	$1,302,276

Other Banks & Diversified Financials - 1.2%
Belfius Bank S.A., 3.125%, 5/11/2026	EUR	600,000	$786,746
Capital One Financial Corp., 2.35%, 8/17/2018		$2,361,000	2,366,110
Citizens Bank N.A., 2.55%, 5/13/2021		569,000	567,883
Deutsche Bank AG, 1.875%, 2/28/2020	GBP	800,000	1,087,066
ING Groep N.V., 3.95%, 3/29/2027		$824,000	861,584
Intesa Sanpaolo S.p.A., 5.25%, 1/28/2022	GBP	350,000	535,659
Islandsbanki, 1.75%, 9/07/2020	EUR	1,250,000	1,541,798

			$7,746,846
Personal Computers & Peripherals - 0.1%
Equifax, Inc., 2.3%, 6/01/2021		$524,000	$508,441

Pharmaceuticals - 0.7%
Celgene Corp., 2.875%, 8/15/2020		$2,480,000	$2,504,240
Celgene Corp., 2.75%, 2/15/2023		1,267,000	1,256,412
Gilead Sciences, Inc., 2.35%, 2/01/2020		530,000	532,324

			$4,292,976
Real Estate - Apartment - 0.3%
Grand City Properties S.A., 3.75% to 2/18/2022, FLR to 12/31/2049	EUR	900,000	$1,147,603
Vonovia Finance B.V., 2.125%, 7/09/2022	EUR	650,000	835,032

			$1,982,635
Real Estate - Office - 0.4%
Boston Properties LP, REIT, 3.7%, 11/15/2018		$545,000	$551,878
Merlin Properties SOCIMI S.A., REIT, 2.225%, 4/25/2023	EUR	1,000,000	1,261,557
Merlin Properties SOCIMI S.A., REIT, 1.875%, 11/02/2026	EUR	550,000	656,904

			$2,470,339
Retailers - 1.0%
Best Buy Co., Inc., 5.5%, 3/15/2021		$3,390,000	$3,635,985
Hanesbrands Finance, 3.5%, 6/15/2024 (z)	EUR	450,000	578,349
Home Depot, Inc., 3.35%, 9/15/2025		$2,338,000	2,412,166

			$6,626,500

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)
Bonds - continued
Specialty Chemicals - 0.2%
Ecolab, Inc., 4.35%, 12/08/2021		$1,000,000	$1,066,013
Ecolab, Inc., 2.625%, 7/08/2025	EUR	325,000	431,984

			$1,497,997
Specialty Stores - 0.1%
Rallye S.A., 4.25%, 3/11/2019	EUR	600,000	$735,717

Supermarkets - 0.3%
Loblaw Cos. Ltd., 4.86%, 9/12/2023	CAD	776,000	$664,678
Tesco PLC, 6.15%, 11/15/2037 (n)		$917,000	994,260

			$1,658,938
Supranational - 0.2%
International Bank for Reconstruction and Development, 2.8%, 1/13/2021	AUD	620,000	$476,506
International Bank for Reconstruction and Development, 4.25%, 6/24/2025	AUD	590,000	490,152
International Finance Corp., 3.25%, 7/22/2019	AUD	855,000	659,351

			$1,626,009
Telecommunications - Wireless - 0.6%
American Tower Corp., REIT, 5%, 2/15/2024		$1,500,000	$1,641,330
Crown Castle International Corp., 5.25%, 1/15/2023		1,400,000	1,536,703
Crown Castle International Corp., 3.7%, 6/15/2026		508,000	505,889

			$3,683,922
Telephone Services - 0.1%
TELUS Corp., 5.05%, 7/23/2020	CAD	785,000	$653,470

Tobacco - 0.4%
B.A.T. International Finance PLC, 0.875%, 10/13/2023	EUR	600,000	$722,010
Reynolds American, Inc., 4%, 6/12/2022		$391,000	407,941
Reynolds American, Inc., 4.45%, 6/12/2025		1,491,000	1,589,468

			$2,719,419
Transportation - Services - 0.7%
Brambles Finance PLC, 1.5%, 10/04/2027	EUR	600,000	$725,799
Compagnie Financiere et Industrielle des Autoroutes S.A., 0.75%, 9/09/2028	EUR	700,000	797,732
Delhi International Airport, 6.125%, 10/31/2026 (n)		$750,000	800,625
Heathrow Funding Ltd., 1.875%, 7/12/2032	EUR	600,000	737,845
Heathrow Funding Ltd., 4.625%, 10/31/2046	GBP	275,000	468,082
Transurban Finance Co., 1.75%, 3/29/2028	EUR	700,000	853,458

			$4,383,541

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)
Bonds - continued
U.S. Government Agencies and Equivalents - 0.1%
Small Business Administration, 2.22%, 3/01/2033		$743,914	$728,807

U.S. Treasury Obligations - 3.5%
U.S. Treasury Bonds, 4.5%, 2/15/2036		$7,996,000	$10,233,006
U.S. Treasury Bonds, 4.5%, 8/15/2039 (f)		2,328,000	3,008,031
U.S. Treasury Bonds, 3.625%, 2/15/2044		8,458,000	9,736,942

			$22,977,979
Utilities - Electric Power - 2.4%
Dominion Resources, Inc., 2.5%, 12/01/2019		$1,000,000	$1,001,941
Duke Energy Florida LLC, 3.2%, 1/15/2027		1,164,000	1,176,696
EDP Finance B.V., 4.9%, 10/01/2019 (n)		554,000	578,487
Emera U.S. Finance LP, 2.7%, 6/15/2021		321,000	320,954
Emera U.S. Finance LP, 3.55%, 6/15/2026		367,000	367,928
Enel Finance International N.V., 4.75%, 5/25/2047 (n)		1,190,000	1,235,541
Enel S.p.A., 8.75% to 9/24/2023, FLR to 9/24/2073 (n)		1,000,000	1,236,250
Enel S.p.A., 6.625% to 9/15/2021, FLR to 9/15/2076	GBP	390,000	597,321
Engie Energia Chile S.A., 4.5%, 1/29/2025 (n)		$1,920,000	1,996,965
Exelon Corp., 3.497%, 6/01/2022		506,000	517,605
Innogy Finance B.V., 4.75%, 1/31/2034	GBP	600,000	981,596
NextEra Energy Capital Holdings, Inc., 3.55%, 5/01/2027		$1,252,000	1,277,064
NextEra Energy Operating Co., 4.5%, 9/15/2027 (n)		719,000	719,000
PPL Capital Funding, Inc., 3.1%, 5/15/2026		1,244,000	1,220,847
PPL Capital Funding, Inc., 5%, 3/15/2044		750,000	858,967
Virginia Electric & Power Co., 3.5%, 3/15/2027		1,624,000	1,677,459

			$15,764,621
Total Bonds (Identified Cost, $536,144,241)			$552,394,855

Floating Rate Loans (g)(r) - 0.4%
Automotive - 0.1%
Allison Transmission, Inc., Term Loan B, 3.35%, 8/23/2019		$655,806	$660,314

Gaming & Lodging - 0.1%
Hilton Worldwide Finance LLC, Term Loan B2, 3.33%, 10/25/2023		$871,656	$876,014

Medical & Health Technology & Services - 0.2%
DaVita Healthcare Partners, Inc., Term Loan B, 4.09%, 6/24/2021		$1,150,215	$1,159,705
Total Floating Rate Loans (Identified Cost, $2,691,352)			$2,696,033

Portfolio of Investments – continued

Investment Companies (h) - 13.5%
Issuer	Shares/Par	Value ($)
Money Market Funds - 13.5%
MFS Institutional Money Market Portfolio, 1.19% (v) (Identified Cost, $88,035,700)	88,041,671	$88,032,867

Other Assets, Less Liabilities - 1.3%		8,658,890
Net Assets - 100.0%		$651,782,645

(f)	All or a portion of the security has been segregated as collateral for open futures contracts.
(g)	The rate shown represents a weighted average coupon rate on settled positions at period end, unless otherwise indicated.
(h)	An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. At period end, the aggregate values of the fund’s investments in affiliated issuers and in unaffiliated issuers were $88,032,867 and $555,090,888, respectively.
(n)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate value of these securities was $61,099,803, representing 9.4% of net assets.
(r)	Remaining maturities of floating rate loans may be less than stated maturities shown as a result of contractual or optional prepayments by the borrower. Such prepayments cannot be predicted with certainty. These loans may be subject to restrictions on resale. Floating rate loans generally have rates of interest which are determined periodically by reference to a base lending rate plus a premium.
(v)	Affiliated issuer that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.
(z)	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. The fund holds the following restricted securities:

Restricted Securities	Acquisition Date	Cost	Value
Chesapeake Funding II LLC, 2016-2A, “A2”, FLR (U.S. LIBOR-1mo. + 1%) , 2.25%, 6/15/2028	6/14/16	$1,276,137	$1,283,761
Hanesbrands Finance, 3.5%, 6/15/2024	5/19/16	503,865	578,349
Liberty Mutual Group, Inc., 2.75%, 5/04/2026	4/26/16	336,515	390,414
Newell Brands, Inc., 3.75%, 10/01/2021	9/13/16	799,420	863,389
Quintiles IMS Holdings, Inc., 2.875%, 9/15/2025	10/18/17	1,138,446	1,145,267
Republic of Indonesia, 2.15%, 7/18/2024	7/11/17	577,893	626,622
Total Restricted Securities			$4,887,802
% of Net assets			0.7%

The following abbreviations are used in this report and are defined:

CDO	Collateralized Debt Obligation
CLO	Collateralized Loan Obligation

Portfolio of Investments – continued

FLR	Floating rate. Interest rate resets periodically based on the parenthetically disclosed reference rate plus a spread (if any). The period-end rate reported may not be the current rate.
PLC	Public Limited Company
REIT	Real Estate Investment Trust

Insurers
NATL	National Public Finance Guarantee Corp.

Abbreviations indicate amounts shown in currencies other than the U.S. dollar. All amounts are stated in U.S. dollars unless otherwise indicated. A list of abbreviations is shown below:

AUD	Australian Dollar
CAD	Canadian Dollar
CHF	Swiss Franc
CZK	Czech Koruna
DKK	Danish Krone
EUR	Euro
GBP	British Pound
ILS	Israeli Shekel
INR	Indian Rupee
JPY	Japanese Yen
KRW	Korean Won
MXN	Mexican Peso
NOK	Norwegian Krone
NZD	New Zealand Dollar
PLN	Polish Zloty
RUB	Russian Ruble
SEK	Swedish Krona
SGD	Singapore Dollar
THB	Thailand Baht
ZAR	South African Rand

Derivative Contracts at 11/30/17

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
Asset Derivatives
CZK	14,293,000	USD	658,117	Goldman Sachs International	1/12/2018	$11,651
EUR	5,546,629	USD	6,597,710	Brown Brothers Harriman	1/12/2018	22,849
EUR	2,272,377	USD	2,645,843	Deutsche Bank AG	1/12/2018	66,509
EUR	586,435	USD	693,931	Goldman Sachs International	1/12/2018	6,049
EUR	23,867,668	USD	28,230,642	JPMorgan Chase Bank N.A.	1/12/2018	258,248
EUR	9,500,000	USD	11,113,863	Merrill Lynch International	1/12/2018	225,513
EUR	213,631	USD	250,050	Morgan Stanley Capital Services, Inc.	1/12/2018	4,943
GBP	652,385	USD	872,538	Brown Brothers Harriman	1/12/2018	11,209
GBP	1,465,000	USD	1,933,194	Goldman Sachs International	1/12/2018	51,356
GBP	566,111	USD	749,132	JPMorgan Chase Bank N.A.	1/12/2018	17,746
JPY	145,772,000	USD	1,296,103	Deutsche Bank AG	1/12/2018	2,235
JPY	52,770,279	USD	469,331	JPMorgan Chase Bank N.A.	1/12/2018	675

Portfolio of Investments – continued

Forward Foreign Currency Exchange Contracts – continued

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
Asset Derivatives - continued
KRW	4,376,670,000	USD	3,910,674	JPMorgan Chase Bank N.A.	1/23/2018	$112,370
MXN	42,129,463	USD	2,217,258	JPMorgan Chase Bank N.A.	1/12/2018	27,315
PLN	5,021,000	USD	1,393,848	JPMorgan Chase Bank N.A.	1/12/2018	29,374
RUB	40,717,000	USD	686,587	JPMorgan Chase Bank N.A.	12/7/2017	9,562
SGD	1,772,000	USD	1,308,324	JPMorgan Chase Bank N.A.	1/12/2018	5,957
THB	64,882,000	USD	1,964,335	JPMorgan Chase Bank N.A.	1/16/2018	26,094
USD	13,656,025	CAD	17,140,698	Citibank N.A.	1/12/2018	361,375
USD	361,104	JPY	40,461,000	Citibank N.A.	1/12/2018	733
USD	144,151	AUD	188,000	Deutsche Bank AG	1/12/2018	1,979
USD	100,279	CAD	129,000	Deutsche Bank AG	1/12/2018	224
USD	1,820,146	NOK	14,426,000	Deutsche Bank AG	1/12/2018	83,642
USD	341,547	CAD	426,000	Goldman Sachs International	1/12/2018	11,134
USD	611,933	CHF	594,000	Goldman Sachs International	1/12/2018	5,952
USD	7,352,594	AUD	9,457,637	JPMorgan Chase Bank N.A.	1/12/2018	200,375
USD	11,028,899	NOK	87,835,000	JPMorgan Chase Bank N.A.	1/12/2018	455,921
USD	9,583,598	CAD	11,970,489	Merrill Lynch International	1/12/2018	299,060
ZAR	15,132,000	USD	1,090,304	JPMorgan Chase Bank N.A.	1/12/2018	5,777

						$2,315,827

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
Liability Derivatives
CAD	4,850,000	USD	3,827,338	Goldman Sachs International	1/12/2018	$(65,586)
CHF	4,259,000	USD	4,405,915	Goldman Sachs International	1/12/2018	(61,010)
EUR	305,000	USD	364,163	Goldman Sachs International	1/12/2018	(109)
ILS	3,267,000	USD	938,418	Barclays Bank PLC	1/12/2018	(2,280)
INR	412,569,000	USD	6,398,303	Barclays Bank PLC	12/11/2017	(5,354)
JPY	684,928,391	USD	6,169,342	Deutsche Bank AG	1/12/2018	(68,936)

Portfolio of Investments – continued

Forward Foreign Currency Exchange Contracts – continued

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
Liability Derivatives - continued
JPY	4,904,779,027	USD	43,931,131	Goldman Sachs International	1/12/2018	$(246,065)
NOK	107,118,546	USD	13,548,762	Goldman Sachs International	1/12/2018	(654,563)
NZD	1,085,791	USD	766,503	JPMorgan Chase Bank N.A.	1/12/2018	(24,792)
SEK	11,005,926	USD	1,370,543	Deutsche Bank AG	1/12/2018	(51,301)
USD	3,215,512	DKK	20,094,203	Barclays Bank PLC	1/12/2018	(7,535)
USD	1,798,608	GBP	1,357,540	Barclays Bank PLC	1/12/2018	(40,373)
USD	194,762	CHF	194,000	Citibank N.A.	1/12/2018	(3,151)
USD	3,200,981	EUR	2,697,856	Citibank N.A.	1/12/2018	(19,230)
USD	369,855	SEK	3,090,000	Citibank N.A.	1/12/2018	(533)
USD	5,830,197	EUR	5,012,636	Deutsche Bank AG	1/12/2018	(152,978)
USD	130,342	GBP	98,000	Deutsche Bank AG	1/12/2018	(2,413)
USD	8,533,891	EUR	7,208,941	Goldman Sachs International	1/12/2018	(70,834)
USD	475,546	GBP	357,478	Goldman Sachs International	1/12/2018	(8,709)
USD	14,513,062	EUR	12,412,429	JPMorgan Chase Bank N.A.	1/12/2018	(302,643)
USD	1,242,982	GBP	942,000	JPMorgan Chase Bank N.A.	1/12/2018	(33,091)
USD	1,295,471	EUR	1,088,000	UBS AG	1/12/2018	(3,185)

						$(1,824,671)

Futures Contracts

Description	Long/ Short	Currency	Contracts	Notional Amount	Expiration Date	Value/ Unrealized Appreciation (Depreciation)
Liability Derivatives
Interest Rate Futures
U.S. Treasury Note Ultra	Short	USD	83	$11,053,266	March - 2017	$94,863
U.S. Treasury Note 10 yr	Short	USD	197	24,437,234	March - 2017	183,960

						$278,823

At November 30, 2017, the fund had cash collateral of $490,000 and other liquid securities with an aggregate value of $344,993 to cover any collateral or margin obligations for certain derivative contracts. Restricted cash and deposits with brokers in the Statement of Assets and Liabilities are comprised of cash collateral.

See Notes to Financial Statements

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

At 11/30/17

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

Assets
Investments in unaffiliated issuers, at value (identified cost, $538,835,593)	$555,090,888
Investments in affiliated issuers, at value (identified cost, $88,035,700)	88,032,867
Cash	4,829
Restricted cash for forward foreign currency exchange contracts	490,000
Receivables for
Forward foreign currency exchange contracts	2,315,827
Daily variation margin on open futures contracts	122,021
Investments sold	1,480,416
Fund shares sold	3,201,207
Interest	4,766,583
Receivable from investment adviser	27,228
Total assets	$655,531,866
Liabilities
Payable to custodian	$120
Payables for
Distributions	1,683
Forward foreign currency exchange contracts	1,824,671
Investments purchased	1,576,044
Fund shares reacquired	41,074
Payable to affiliates
Shareholder servicing costs	183,748
Distribution and service fees	330
Payable for independent Trustees’ compensation	8
Accrued expenses and other liabilities	121,543
Total liabilities	$3,749,221
Net assets	$651,782,645
Net assets consist of
Paid-in capital	$650,440,337
Unrealized appreciation (depreciation)	17,069,307
Accumulated net realized gain (loss)	(14,202,649)
Accumulated distributions in excess of net investment income	(1,524,350)
Net assets	$651,782,645
Shares of beneficial interest outstanding	73,054,281

Statement of Assets and Liabilities – continued

	Net assets	Shares outstanding	Net asset value per share (a)
Class A	$12,104,397	1,349,484	$8.97
Class B	956,371	107,179	8.92
Class C	2,086,243	233,761	8.92
Class I	1,520,654	170,367	8.93
Class R1	74,730	8,373	8.93
Class R2	267,788	30,021	8.92
Class R3	88,097	9,870	8.93
Class R4	54,763	6,135	8.93
Class R6	634,629,602	71,139,091	8.92

(a)	Maximum offering price per share was equal to the net asset value per share for all share classes, except for Class A, for which the maximum offering price per share was $9.37 [100 / 95.75 x $8.97]. On sales of $100,000 or more, the maximum offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares. Redemption price per share was equal to the net asset value per share for Classes I, R1, R2, R3, R4, and R6. Net asset value per share is calculated using actual net assets and shares outstanding rather than amounts that have been rounded for presentation purposes.

See Notes to Financial Statements

Financial Statements

STATEMENT OF OPERATIONS

Year ended 11/30/17

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Net investment income (loss)
Income
Interest	$15,030,759
Dividends from affiliated issuers	664,216
Foreign taxes withheld	(834)
Total investment income	$15,694,141
Expenses
Management fee	$3,831,174
Distribution and service fees	62,466
Shareholder servicing costs	729,398
Administrative services fee	110,889
Independent Trustees’ compensation	15,592
Custodian fee	120,124
Shareholder communications	26,400
Audit and tax fees	65,449
Legal fees	9,464
Miscellaneous	160,053
Total expenses	$5,131,009
Fees paid indirectly	(7,516)
Reduction of expenses by investment adviser and distributor	(737,538)
Net expenses	$4,385,955
Net investment income (loss)	$11,308,186
Realized and unrealized gain (loss)
Realized gain (loss) (identified cost basis)
Unaffiliated issuers	$(961,584)
Affiliated issuers	(6,013)
Futures contracts	(518,192)
Forward foreign currency exchange contracts	(3,620,188)
Foreign currency	(6,057)
Net realized gain (loss)	$(5,112,034)
Change in unrealized appreciation (depreciation)
Unaffiliated issuers	$28,863,190
Affiliated issuers	(2,833)
Futures contracts	262,863
Forward foreign currency exchange contracts	8,454,369
Translation of assets and liabilities in foreign currencies	168,829
Net unrealized gain (loss)	$37,746,418
Net realized and unrealized gain (loss)	$32,634,384
Change in net assets from operations	$43,942,570

See Notes to Financial Statements

Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

	Year ended
	11/30/17	11/30/16
Change in net assets
From operations
Net investment income (loss)	$11,308,186	$12,024,567
Net realized gain (loss)	(5,112,034)	(4,100,024)
Net unrealized gain (loss)	37,746,418	15,430,581
Change in net assets from operations	$43,942,570	$23,355,124
Distributions declared to shareholders
From net investment income	$(10,756,731)	$(574,779)
From tax return of capital	(306,536)	(10,720,830)
Total distributions declared to shareholders	$(11,063,267)	$(11,295,609)
Change in net assets from fund share transactions	$74,813	$(32,943,280)
Total change in net assets	$32,954,116	$(20,883,765)
Net assets
At beginning of period	618,828,529	639,712,294
At end of period (including accumulated distributions in excess of net investment income of $1,524,350 and $1,861,425, respectively)	$651,782,645	$618,828,529

See Notes to Financial Statements

Financial Statements

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years (or life of a particular share class, if shorter). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Class A	Year ended
	11/30/17		11/30/16	11/30/15	11/30/14 (z)		5/31/14	5/31/13
Net asset value, beginning of period	$8.53		$8.38	$9.19	$9.72		$9.93	$10.38
Income (loss) from investment operations
Net investment income (loss) (d)	$0.12		$0.13	$0.12	$0.16		$0.31	$0.25
Net realized and unrealized gain (loss)	0.44		0.14	(0.78)	(0.53)		(0.18)	(0.19)
Total from investment operations	$0.56		$0.27	$(0.66)	$(0.37)		$0.13	$0.06
Less distributions declared to shareholders
From net investment income	$(0.12)		$(0.01)	$ —	$(0.09)		$(0.15)	$(0.27)
From net realized gain	—		—	—	—		—	(0.23)
From tax return of capital	(0.00	)(w)	(0.11)	(0.15)	(0.07)		(0.19)	(0.01)
Total distributions declared to shareholders	$(0.12)		$(0.12)	$(0.15)	$(0.16)		$(0.34)	$(0.51)
Net asset value, end of period (x)	$8.97		$8.53	$8.38	$9.19		$9.72	$9.93
Total return (%) (r)(s)(t)(x)	6.60		3.18	(7.23)	(3.81	)(n)	1.40	0.39
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.16		1.18	1.23	1.18	(a)	1.20	1.16
Expenses after expense reductions (f)	1.05		1.05	1.05	1.10	(a)	1.10	1.09
Net investment income (loss)	1.40		1.45	1.40	3.40	(a)	3.22	2.36
Portfolio turnover	50		56	143	39	(n)	74	123
Net assets at end of period (000 omitted)	$12,104		$12,306	$13,980	$17,391		$17,325	$20,995

See Notes to Financial Statements

Financial Highlights – continued

Class B	Year ended
	11/30/17		11/30/16	11/30/15	11/30/14 (z)		5/31/14	5/31/13
Net asset value, beginning of period	$8.48		$8.34	$9.14	$9.66		$9.87	$10.32
Income (loss) from investment operations
Net investment income (loss) (d)	$0.06		$0.06	$0.06	$0.13		$0.24	$0.17
Net realized and unrealized gain (loss)	0.43		0.13	(0.78)	(0.52)		(0.19)	(0.19)
Total from investment operations	$0.49		$0.19	$(0.72)	$(0.39)		$0.05	$(0.02)
Less distributions declared to shareholders
From net investment income	$(0.05)		$—	$—	$(0.07)		$(0.12)	$(0.20)
From net realized gain on investments	—		—	—	—		—	(0.23)
From tax return of capital	(0.00	)(w)	(0.05)	(0.08)	(0.06)		(0.14)	(0.00	)(w)
Total distributions declared to shareholders	$(0.05)		$(0.05)	$(0.08)	$(0.13)		$(0.26)	$(0.43)
Net asset value, end of period (x)	$8.92		$8.48	$8.34	$9.14		$9.66	$9.87
Total return (%) (r)(s)(t)(x)	5.84		2.30	(7.86)	(4.10	)(n)	0.63	(0.38)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.92		1.94	1.99	1.94	(a)	1.96	1.91
Expenses after expense reductions (f)	1.80		1.80	1.80	1.85	(a)	1.85	1.84
Net investment income (loss)	0.66		0.72	0.68	2.70	(a)	2.50	1.62
Portfolio turnover	50		56	143	39	(n)	74	123
Net assets at end of period (000 omitted)	$956		$1,103	$1,272	$2,025		$2,065	$2,528

See Notes to Financial Statements

Financial Highlights – continued

Class C	Year ended
	11/30/17		11/30/16	11/30/15	11/30/14 (z)		5/31/14	5/31/13
Net asset value, beginning of period	$8.48		$8.34	$9.14	$9.67		$9.87	$10.32
Income (loss) from investment operations
Net investment income (loss) (d)	$0.06		$0.06	$0.06	$0.13		$0.24	$0.18
Net realized and unrealized gain (loss)	0.43		0.13	(0.78)	(0.53)		(0.18)	(0.20)
Total from investment operations	$0.49		$0.19	$(0.72)	$(0.40)		$0.06	$(0.02)
Less distributions declared to shareholders
From net investment income	$(0.05)		$—	$—	$(0.07)		$(0.12)	$(0.20)
From net realized gain	—		—	—	—		—	(0.23)
From tax return of capital	(0.00	)(w)	(0.05)	(0.08)	(0.06)		(0.14)	(0.00	)(w)
Total distributions declared to shareholders	$(0.05)		$(0.05)	$(0.08)	$(0.13)		$(0.26)	$(0.43)
Net asset value, end of period (x)	$8.92		$8.48	$8.34	$9.14		$9.67	$9.87
Total return (%) (r)(s)(t)(x)	5.84		2.30	(7.86)	(4.20	)(n)	0.73	(0.38)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.92		1.94	1.99	1.94	(a)	1.96	1.92
Expenses after expense reductions (f)	1.80		1.80	1.80	1.85	(a)	1.85	1.84
Net investment income (loss)	0.66		0.71	0.67	2.70	(a)	2.49	1.71
Portfolio turnover	50		56	143	39	(n)	74	123
Net assets at end of period (000 omitted)	$2,086		$2,192	$2,053	$2,392		$2,518	$3,366

See Notes to Financial Statements

Financial Highlights – continued

Class I	Year ended
	11/30/17		11/30/16	11/30/15	11/30/14 (z)		5/31/14	5/31/13
Net asset value, beginning of period	$8.48		$8.34	$9.15	$9.67		$9.87	$10.33
Income (loss) from investment operations
Net investment income (loss) (d)	$0.14		$0.15	$0.14	$0.18		$0.33	$0.20
Net realized and unrealized gain (loss)	0.45		0.13	(0.78)	(0.52)		(0.17)	(0.13)
Total from investment operations	$0.59		$0.28	$(0.64)	$(0.34)		$0.16	$0.07
Less distributions declared to shareholders
From net investment income	$(0.14)		$(0.01)	$—	$(0.10)		$(0.16)	$(0.23)
From net realized gain	—		—	—	—		—	(0.23)
From tax return of capital	(0.00	)(w)	(0.13)	(0.17)	(0.08)		(0.20)	(0.07)
Total distributions declared to shareholders	$(0.14)		$(0.14)	$(0.17)	$(0.18)		$(0.36)	$(0.53)
Net asset value, end of period (x)	$8.93		$8.48	$8.34	$9.15		$9.67	$9.87
Total return (%) (r)(s)(t)(x)	7.02		3.32	(7.03)	(3.61	)(n)	1.75	0.53
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.92		0.91	0.99	0.94	(a)	0.96	0.83
Expenses after expense reductions (f)	0.80		0.80	0.80	0.85	(a)	0.85	0.82
Net investment income (loss)	1.64		1.69	1.68	3.79	(a)	3.52	1.88
Portfolio turnover	50		56	143	39	(n)	74	123
Net assets at end of period (000 omitted)	$1,521		$3,151	$699	$956		$1,393	$1,252

See Notes to Financial Statements

Financial Highlights – continued

Class R1	Year ended
	11/30/17		11/30/16	11/30/15	11/30/14 (z)		5/31/14	5/31/13
Net asset value, beginning of period	$8.48		$8.34	$9.14	$9.66		$9.87	$10.31
Income (loss) from investment operations
Net investment income (loss) (d)	$0.06		$0.06	$0.06	$0.13		$0.24	$0.17
Net realized and unrealized gain (loss)	0.44		0.13	(0.78)	(0.52)		(0.19)	(0.18)
Total from investment operations	$0.50		$0.19	$(0.72)	$(0.39)		$0.05	$(0.01)
Less distributions declared to shareholders
From net investment income	$(0.05)		$—	$—	$(0.07)		$(0.12)	$(0.20)
From net realized gain	—		—	—	—		—	(0.23)
From tax return of capital	(0.00	)(w)	(0.05)	(0.08)	(0.06)		(0.14)	(0.00	)(w)
Total distributions declared to shareholders	$(0.05)		$(0.05)	$(0.08)	$(0.13)		$(0.26)	$(0.43)
Net asset value, end of period (x)	$8.93		$8.48	$8.34	$9.14		$9.66	$9.87
Total return (%) (r)(s)(t)(x)	5.96		2.30	(7.86)	(4.10	)(n)	0.63	(0.28)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.92		1.94	1.99	1.94	(a)	1.96	1.91
Expenses after expense reductions (f)	1.80		1.80	1.80	1.85	(a)	1.85	1.84
Net investment income (loss)	0.66		0.71	0.69	2.70	(a)	2.50	1.63
Portfolio turnover	50		56	143	39	(n)	74	123
Net assets at end of period (000 omitted)	$75		$69	$57	$113		$115	$124

See Notes to Financial Statements

Financial Highlights – continued

Class R2	Year ended
	11/30/17		11/30/16	11/30/15	11/30/14 (z)		5/31/14	5/31/13
Net asset value, beginning of period	$8.48		$8.34	$9.14	$9.67		$9.87	$10.32
Income (loss) from investment operations
Net investment income (loss) (d)	$0.10		$0.11	$0.10	$0.15		$0.29	$0.22
Net realized and unrealized gain (loss)	0.44		0.13	(0.77)	(0.53)		(0.18)	(0.19)
Total from investment operations	$0.54		$0.24	$(0.67)	$(0.38)		$0.11	$0.03
Less distributions declared to shareholders
From net investment income	$(0.10)		$(0.01)	$—	$(0.08)		$(0.14)	$(0.25)
From net realized gain	—		—	—	—		—	(0.23)
From tax return of capital	(0.00	)(w)	(0.09)	(0.13)	(0.07)		(0.17)	(0.00	)(w)
Total distributions declared to shareholders	$(0.10)		$(0.10)	$(0.13)	$(0.15)		$(0.31)	$(0.48)
Net asset value, end of period (x)	$8.92		$8.48	$8.34	$9.14		$9.67	$9.87
Total return (%) (r)(s)(t)(x)	6.37		2.81	(7.40)	(3.96	)(n)	1.24	0.12
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.41		1.44	1.49	1.44	(a)	1.46	1.42
Expenses after expense reductions (f)	1.30		1.30	1.30	1.35	(a)	1.35	1.34
Net investment income (loss)	1.14		1.22	1.18	3.23	(a)	3.02	2.15
Portfolio turnover	50		56	143	39	(n)	74	123
Net assets at end of period (000 omitted)	$268		$69	$68	$142		$165	$153

See Notes to Financial Statements

Financial Highlights – continued

Class R3	Year ended
	11/30/17		11/30/16	11/30/15	11/30/14 (z)		5/31/14	5/31/13
Net asset value, beginning of period	$8.49		$8.34	$9.15	$9.67		$9.87	$10.32
Income (loss) from investment operations
Net investment income (loss) (d)	$0.12		$0.13	$0.12	$0.16		$0.31	$0.25
Net realized and unrealized gain (loss)	0.44		0.14	(0.78)	(0.52)		(0.18)	(0.20)
Total from investment operations	$0.56		$0.27	$(0.66)	$(0.36)		$0.13	$0.05
Less distributions declared to shareholders
From net investment income	$(0.12)		$(0.01)	$—	$(0.09)		$(0.15)	$(0.27)
From net realized gain	—		—	—	—		—	(0.23)
From tax return of capital	(0.00	)(w)	(0.11)	(0.15)	(0.07)		(0.18)	(0.00	)(w)
Total distributions declared to shareholders	$(0.12)		$(0.12)	$(0.15)	$(0.16)		$(0.33)	$(0.50)
Net asset value, end of period (x)	$8.93		$8.49	$8.34	$9.15		$9.67	$9.87
Total return (%) (r)(s)(t)(x)	6.63		3.19	(7.27)	(3.73	)(n)	1.49	0.37
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.16		1.19	1.24	1.19	(a)	1.21	1.16
Expenses after expense reductions (f)	1.05		1.05	1.05	1.10	(a)	1.10	1.09
Net investment income (loss)	1.41		1.46	1.43	3.43	(a)	3.25	2.38
Portfolio turnover	50		56	143	39	(n)	74	123
Net assets at end of period (000 omitted)	$88		$82	$79	$151		$148	$171

See Notes to Financial Statements

Financial Highlights – continued

Class R4	Year ended
	11/30/17		11/30/16	11/30/15	11/30/14 (z)		5/31/14	5/31/13
Net asset value, beginning of period	$8.49		$8.34	$9.15	$9.67		$9.87	$10.32
Income (loss) from investment operations
Net investment income (loss) (d)	$0.14		$0.15	$0.15	$0.18		$0.33	$0.27
Net realized and unrealized gain (loss)	0.44		0.14	(0.79)	(0.52)		(0.17)	(0.19)
Total from investment operations	$0.58		$0.29	$(0.64)	$(0.34)		$0.16	$0.08
Less distributions declared to shareholders
From net investment income	$(0.14)		$(0.01)	$—	$(0.10)		$(0.16)	$(0.30)
From net realized gain	—		—	—	—		—	(0.23)
From tax return of capital	(0.00	)(w)	(0.13)	(0.17)	(0.08)		(0.20)	(0.00	)(w)
Total distributions declared to shareholders	$(0.14)		$(0.14)	$(0.17)	$(0.18)		$(0.36)	$(0.53)
Net asset value, end of period (x)	$8.93		$8.49	$8.34	$9.15		$9.67	$9.87
Total return (%) (r)(s)(t)(x)	6.89		3.45	(7.03)	(3.61	)(n)	1.75	0.62
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.91		0.94	0.99	0.94	(a)	0.96	0.91
Expenses after expense reductions (f)	0.80		0.80	0.80	0.85	(a)	0.85	0.84
Net investment income (loss)	1.66		1.72	1.69	3.70	(a)	3.52	2.61
Portfolio turnover	50		56	143	39	(n)	74	123
Net assets at end of period (000 omitted)	$55		$51	$50	$112		$116	$114

See Notes to Financial Statements

Financial Highlights – continued

Class R6	Year ended
	11/30/17		11/30/16	11/30/15	11/30/14 (z)		5/31/14	5/31/13 (i)
Net asset value, beginning of period	$8.48		$8.33	$9.14	$9.66		$9.87	$10.67
Income (loss) from investment operations
Net investment income (loss) (d)	$0.16		$0.16	$0.16	$0.18		$0.35	$0.21
Net realized and unrealized gain (loss)	0.43		0.14	(0.79)	(0.52)		(0.19)	(0.56)
Total from investment operations	$0.59		$0.30	$(0.63)	$(0.34)		$0.16	$(0.35)
Less distributions declared to shareholders
From net investment income	$(0.15)		$(0.01)	$—	$(0.10)		$(0.16)	$(0.06)
From net realized gain	—		—	—	—		—	(0.23)
From tax return of capital	(0.00	)(w)	(0.14)	(0.18)	(0.08)		(0.21)	(0.16)
Total distributions declared to shareholders	$(0.15)		$(0.15)	$(0.18)	$(0.18)		$(0.37)	$(0.45)
Net asset value, end of period (x)	$8.92		$8.48	$8.33	$9.14		$9.66	$9.87
Total return (%) (r)(s)(t)(x)	7.03		3.59	(6.89)	(3.55	)(n)	1.77	(3.39	)(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.79		0.80	0.83	0.82	(a)	0.82	0.87	(a)
Expenses after expense reductions (f)	0.67		0.67	0.64	0.73	(a)	0.71	0.84	(a)
Net investment income (loss)	1.78		1.85	1.84	3.80	(a)	3.68	3.01	(a)
Portfolio turnover	50		56	143	39	(n)	74	123
Net assets at end of period (000 omitted)	$634,630		$599,806	$621,455	$723,112		$709,082	$543,392

(a)	Annualized.
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(i)	For the period from the class inception, October 1, 2012, through the stated period end.
(n)	Not annualized.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(w)	Per share amount was less than $0.01.
(x)	The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.
(z)	For the period June 1, 2014 through November 30, 2014. On September 9, 2014, the fund changed its fiscal year-end from May 31 to November 30.

See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization

MFS Global Bond Fund (the fund) is a diversified series of MFS Series Trust X which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. Prior to July 30, 2017, the fund was a non-diversified series of the trust.

The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

(2) Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund invests in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s legal, political, and economic environment.

The fund may invest between 25% and 35% of its total assets in the securities of issuers in any particular industry if, at the time of investment, that industry represents 20% or more of the global bond market, as a whole, as measured by an index determined by MFS to be an appropriate measure of the global bond market. At November 30, 2017, the fund did not have more than 25% of its assets invested in any one industry.

In October 2016, the Securities and Exchange Commission (SEC) released its Final Rule on Investment Company Reporting Modernization (the “Rule”). The Rule, which introduced two new regulatory reporting forms for investment companies – Form N-PORT and Form N-CEN – also contained amendments to Regulation S-X which impact financial statement presentation, particularly the presentation of derivative investments, for all reporting periods ending after August 1, 2017. The fund has adopted the Rule’s Regulation S-X amendments and believes that the fund’s financial statements are in compliance with those amendments.

In March 2017, the FASB issued Accounting Standards Update 2017-08, Receivables – Nonrefundable Fees and Other Costs (Subtopic 310-20) – Premium Amortization on Purchased Callable Debt Securities (“ASU 2017-08”). For entities that hold callable debt securities at a premium, ASU 2017-08 requires that the premium be amortized to the earliest call date. ASU 2017-08 will be effective for fiscal years beginning after December 15, 2018, and interim periods within those fiscal years. Management is still

Notes to Financial Statements – continued

evaluating the potential impacts of ASU 2017-08 but believes that adoption of ASU 2017-08 will not have a material effect on the fund’s overall financial position or its overall results of operations.

Balance Sheet Offsetting – The fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement, or similar agreement, does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund’s right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.

Investment Valuations – Debt instruments and floating rate loans, including restricted debt instruments, are generally valued at an evaluated or composite bid as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Futures contracts are generally valued at last posted settlement price on their primary exchange as provided by a third-party pricing service. Futures contracts for which there were no trades that day for a particular position are generally valued at the closing bid quotation on their primary exchange as provided by a third-party pricing service. Forward foreign currency exchange contracts are generally valued at the mean of bid and asked prices for the time period interpolated from rates provided by a third-party pricing service for proximate time periods. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination

Notes to Financial Statements – continued

of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. Other financial instruments are derivative instruments,

Notes to Financial Statements – continued

such as futures contracts and forward foreign currency exchange contracts. The following is a summary of the levels used as of November 30, 2017 in valuing the fund’s assets or liabilities:

Financial Instruments	Level 1	Level 2	Level 3	Total
U.S. Treasury Bonds & U.S. Government Agency & Equivalents	$—	$23,706,786	$—	$23,706,786
Non-U.S. Sovereign Debt	—	215,222,498	—	215,222,498
Municipal Bonds	—	90,574	—	90,574
U.S. Corporate Bonds	—	141,452,144	—	141,452,144
Residential Mortgage-Backed Securities	—	51,194,930	—	51,194,930
Commercial Mortgage-Backed Securities	—	14,270,364	—	14,270,364
Asset-Backed Securities (including CDOs)	—	27,626,485	—	27,626,485
Foreign Bonds	—	78,831,074	—	78,831,074
Floating Rate Loans	—	2,696,033	—	2,696,033
Mutual Funds	88,032,867	—	—	88,032,867
Total	$88,032,867	$555,090,888	$—	$643,123,755

Other Financial Instruments
Futures Contracts – Assets	$278,823	$—	$—	$278,823
Forward Foreign Currency Exchange Contracts – Assets	—	2,315,827	—	2,315,827
Forward Foreign Currency Exchange Contracts – Liabilities	—	(1,824,671)	—	(1,824,671)

For further information regarding security characteristics, see the Portfolio of Investments.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Derivatives – The fund uses derivatives for different purposes, primarily to increase or decrease exposure to a particular market or segment of the market, or security, to increase or decrease interest rate or currency exposure, or as alternatives to direct investments. Derivatives are used for hedging or non-hedging purposes. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. When the fund uses derivatives as an investment to increase market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative’s original cost.

The derivative instruments used by the fund were purchased options, futures contracts, and forward foreign currency exchange contracts. Depending on the type of derivative,

Notes to Financial Statements – continued

the fund may exit a derivative position by entering into an offsetting transaction with a counterparty or exchange, negotiating an agreement with the derivative counterparty, or novating the position to a third party. The fund may be unable to promptly close out a futures position in instances where the daily fluctuation in the price for that type of future exceeds the daily limit set by the exchange. The fund’s period end derivatives, as presented in the Portfolio of Investments and the associated Derivative Contract tables, generally are indicative of the volume of its derivative activity during the period.

The following table presents, by major type of derivative contract, the fair value, on a gross basis, of the asset and liability components of derivatives held by the fund at November 30, 2017 as reported in the Statement of Assets and Liabilities:

		Fair Value (a)
Risk	Derivative Contracts	Asset Derivatives	Liability Derivatives
Interest Rate	Interest Rate Futures	$278,823	$—
Foreign Exchange	Forward Foreign Currency Exchange	2,315,827	(1,824,671)
Total		$2,594,650	$(1,824,671)

(a)	The value for futures contracts presented in this table corresponds to the value reported in the fund’s Portfolio of Investments. Only the current day net variation margin for futures contracts is separately reported within the fund’s Statement of Assets and Liabilities.

The following table presents, by major type of derivative contract, the realized gain (loss) on derivatives held by the fund for the year ended November 30, 2017 as reported in the Statement of Operations:

Risk	Futures Contracts	Foreign Currency	Investments (Purchased Options)
Interest Rate	$(518,192)	$—	$—
Foreign Exchange	—	(3,620,188)	—
Credit	—	—	(98,686)
Total	$(518,192)	$(3,620,188)	$(98,686)

The following table presents, by major type of derivative contract, the change in unrealized appreciation (depreciation) on derivatives held by the fund for the year ended November 30, 2017 as reported in the Statement of Operations:

Risk	Futures Contracts	Translation of Assets and Liabilities in Foreign Currencies
Interest Rate	$262,863	$—
Foreign Exchange	—	8,454,369
Total	$262,863	$8,454,369

Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain, but not all, uncleared derivatives, the fund attempts to reduce its exposure to counterparty credit risk whenever possible by entering into an ISDA Master Agreement on a bilateral basis. The

Notes to Financial Statements – continued

ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. Upon an event of default or a termination of the ISDA Master Agreement, the non-defaulting party has the right to close out all transactions traded under such agreement and to net amounts owed under each agreement to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the fund’s credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any.

Collateral and margin requirements differ by type of derivative. For cleared derivatives (e.g., futures contracts, cleared swaps, and exchange-traded options), margin requirements are set by the clearing broker and the clearing house and collateral, in the form of cash or securities, is posted by the fund directly with the clearing broker. Collateral terms are counterparty agreement specific for uncleared derivatives (e.g., forward foreign currency exchange contracts, uncleared swap agreements, and uncleared options) and collateral, in the form of cash and securities, is held in segregated accounts with the fund’s custodian in connection with these agreements. For derivatives traded under an ISDA Master Agreement, which contains a collateral support annex, the collateral requirements are netted across all transactions traded under such counterparty-specific agreement and one amount is posted from one party to the other to collateralize such obligations. Cash that has been segregated or delivered to cover the fund’s collateral or margin obligations under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities as restricted cash for uncleared derivatives or deposits with brokers for cleared derivatives, respectively. Securities pledged as collateral or margin for the same purpose, if any, are noted in the Portfolio of Investments. The fund may be required to make payments of interest on uncovered collateral or margin obligations with the broker. Any such payments are included in “Miscellaneous” expense in the Statement of Operations.

Purchased Options – The fund purchased put options for a premium. Purchased put options entitle the holder to sell a specified number of shares or units of a particular security, currency or index at a specified price at a specified date or within a specified period of time. Purchasing put options may hedge against an anticipated decline in the value of portfolio securities or currency or decrease the fund’s exposure to an underlying instrument.

The premium paid is initially recorded as an investment in the Statement of Assets and Liabilities. That investment is subsequently marked-to-market daily with the difference between the premium paid and the market value of the purchased option being recorded as unrealized appreciation or depreciation. Premiums paid for purchased put options which have expired are treated as realized losses on investments in the Statement of Operations. Upon the exercise or closing of a purchased put option, the premium paid is offset against the proceeds on the sale of the underlying security or financial instrument in order to determine the realized gain or loss on investments.

Whether or not the option is exercised, the fund’s maximum risk of loss from purchasing an option is the amount of premium paid. All option contracts involve credit risk if the counterparty to the option contract fails to perform. For uncleared options, this risk is mitigated in cases where there is an ISDA Master Agreement

Notes to Financial Statements – continued

between the fund and the counterparty providing for netting as described above and, where applicable, by the posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement.

Futures Contracts – The fund entered into futures contracts which may be used to hedge against or obtain broad market exposure, interest rate exposure, currency exposure, or to manage duration. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the fund is required to deposit with the broker, either in cash or securities, an initial margin in an amount equal to a certain percentage of the notional amount of the contract. Subsequent payments (variation margin) are made or received by the fund each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gain or loss by the fund until the contract is closed or expires at which point the gain or loss on futures contracts is realized.

The fund bears the risk of interest rates, exchange rates or securities prices moving unexpectedly, in which case, the fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. While futures contracts may present less counterparty risk to the fund since the contracts are exchange traded and the exchange’s clearinghouse guarantees payments to the broker, there is still counterparty credit risk due to the insolvency of the broker. The fund’s maximum risk of loss due to counterparty credit risk is equal to the margin posted by the fund to the broker plus any gains or minus any losses on the outstanding futures contracts.

Forward Foreign Currency Exchange Contracts – The fund entered into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. These contracts may be used to hedge the fund’s currency risk or for non-hedging purposes. For hedging purposes, the fund may enter into contracts to deliver or receive foreign currency that the fund will receive from or use in its normal investment activities. The fund may also use contracts to hedge against declines in the value of foreign currency denominated securities due to unfavorable exchange rate movements. For non-hedging purposes, the fund may enter into contracts with the intent of changing the relative exposure of the fund’s portfolio of securities to different currencies to take advantage of anticipated exchange rate changes.

Forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any unrealized gains or losses are recorded as a receivable or payable for forward foreign currency exchange contracts until the contract settlement date. On contract settlement date, any gain or loss on the contract is recorded as realized gains or losses on forward foreign currency exchange contracts.

Risks may arise upon entering into these contracts from unanticipated movements in the value of the contract and from the potential inability of counterparties to meet the terms of their contracts. Generally, the fund’s maximum risk due to counterparty credit risk is the unrealized gain on the contract due to the use of Continuous Linked Settlement, a multicurrency cash settlement system for the centralized settlement of foreign transactions. This risk is mitigated in cases where there is an ISDA Master Agreement between the fund and the counterparty providing for netting as described

Notes to Financial Statements – continued

above and, where applicable, by the posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement.

Loans and Other Direct Debt Instruments – The fund invests in loans and loan participations or other receivables. These investments may include standby financing commitments, including revolving credit facilities, which contractually obligate the fund to supply additional cash to the borrower on demand. The fund generally provides this financial support in order to preserve its existing investment or to obtain a more senior secured interest in the assets of the borrower. Loan participations involve a risk of insolvency of the lending bank or other financial intermediary.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. The fund earns certain fees in connection with its floating rate loan purchasing activities. These fees are in addition to interest payments earned and may include amendment fees, commitment fees, facility fees, consent fees, and prepayment fees. Commitment fees are recorded on an accrual basis as income in the accompanying financial statements. Interest payments received in additional securities are recorded on the ex-interest date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Fees Paid Indirectly – The fund’s custody fee may be reduced by a credit earned under an arrangement that measures the value of U.S. dollars deposited with the custodian by the fund. The amount of the credit, for the year ended November 30, 2017, is shown as a reduction of total expenses in the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain

Notes to Financial Statements – continued

tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to amortization and accretion of debt securities and derivative transactions.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	Year ended 11/30/17	Year ended 11/30/16
Ordinary income (including any short-term capital gains)	$10,756,731	$574,779
Tax return of capital (b)	306,536	10,720,830
Total distributions	$11,063,267	$11,295,609

(b)	Distributions in excess of tax basis earnings and profits are reported in the financial statements as a tax return of capital.

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 11/30/17
Cost of investments	$632,744,822
Gross appreciation	16,942,606
Gross depreciation	(5,793,695)
Net unrealized appreciation (depreciation)	$11,148,911
Capital loss carryforwards	(8,421,422)
Late year ordinary loss deferral	(524,837)
Other temporary differences	(860,344)

Notes to Financial Statements – continued

As of November 30, 2017, the fund had capital loss carryforwards available to offset future realized gains. These net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Such losses are characterized as follows:

Short-Term	$(3,525,030)
Long-Term	(4,896,392)
Total	$(8,421,422)

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and service fees. The fund’s income and common expenses are allocated to shareholders based on the value of settled shares outstanding of each class. The fund’s realized and unrealized gain (loss) are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Effective April 23, 2018, Class C shares will convert to Class A shares approximately ten years after purchase. Any shares with an original purchase date of April 30, 2008 or earlier will automatically convert to Class A shares on April 23, 2018. Class B shares will convert to Class A shares approximately eight years after purchase. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:

	From net investment income		From tax return of capital
	Year ended 11/30/17	Year ended 11/30/16	Year ended 11/30/17	Year ended 11/30/16
Class A	$157,330	$9,727	$4,483	$181,427
Class B	6,116	384	174	7,157
Class C	12,626	719	360	13,405
Class I	42,827	1,775	1,220	33,100
Class R1	440	23	13	429
Class R2	2,373	40	68	747
Class R3	1,133	58	32	1,077
Class R4	835	43	24	803
Class R6	10,533,051	562,010	300,162	10,482,685
Total	$10,756,731	$574,779	$306,536	$10,720,830

(3) Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. For the period December 1, 2016 through March 29, 2017, the management fee was computed daily and paid monthly at an annual rate of 0.60% of the fund’s average daily net assets. The investment adviser had agreed in writing to reduce its management fee to 0.55% of average daily net assets in excess of $1 billion. This written agreement was terminated March 29, 2017. For the period December 1, 2016 through March 29, 2017, the fund’s average daily net assets did not exceed $1 billion and therefore, the management fee was not reduced in accordance

Notes to Financial Statements – continued

with this agreement. Effective March 30, 2017, the management fee is computed daily and paid monthly at an annual rate of 0.60% of average daily net assets up to $1 billion and 0.55% of average daily net assets in excess of $1 billion. MFS has also agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund’s Board of Trustees. For the year ended November 30, 2017, this management fee reduction amounted to $50,389, which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended November 30, 2017 was equivalent to an annual effective rate of 0.59% of the fund’s average daily net assets.

The investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses, such that total fund operating expenses do not exceed the following rates annually of each class’s average daily net assets:

Classes
A	B	C	I	R1	R2	R3	R4	R6
1.05%	1.80%	1.80%	0.80%	1.80%	1.30%	1.05%	0.80%	0.74%

This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until March 31, 2019. For the year ended November 30, 2017, this reduction amounted to $686,998, which is included in the reduction of total expenses in the Statement of Operations.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received $1,751 for the year ended November 30, 2017, as its portion of the initial sales charge on sales of Class A shares of the fund.

The Board of Trustees has adopted a distribution plan for certain share classes pursuant to Rule 12b-1 of the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes. One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Distribution Plan Fee Table:

	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Class A	—	0.25%	0.25%	0.25%	$29,524
Class B	0.75%	0.25%	1.00%	1.00%	10,072
Class C	0.75%	0.25%	1.00%	1.00%	20,832
Class R1	0.75%	0.25%	1.00%	1.00%	728
Class R2	0.25%	0.25%	0.50%	0.50%	1,098
Class R3	—	0.25%	0.25%	0.25%	212
Total Distribution and Service Fees					$62,466

(d)	In accordance with the distribution plan for certain classes, the fund pays distribution and/or service fees equal to these annual percentage rates of each class’s average daily net assets. The

Notes to Financial Statements – continued

distribution and service fee rates disclosed by class represent the current rates in effect at the end of the reporting period. Any rate changes, if applicable, are detailed below.
(e)	The annual effective rates represent actual fees incurred under the distribution plan for the year ended November 30, 2017 based on each class’s average daily net assets. MFD has voluntarily agreed to rebate a portion of each class’s 0.25% service fee attributable to accounts for which MFD retains the 0.25% service fee except for accounts attributable to MFS or its affiliates’ seed money. For the year ended November 30, 2017, this rebate amounted to $151 for Class A and is included in the reduction of total expenses in the Statement of Operations.

Certain Class A shares are subject to a contingent deferred sales charge (CDSC) in the event of a shareholder redemption within 18 months of purchase. Class C shares are subject to a CDSC in the event of a shareholder redemption within 12 months of purchase. Class B shares are subject to a CDSC in the event of a shareholder redemption within six years of purchase. All contingent deferred sales charges are paid to MFD and during the year ended November 30, 2017, were as follows:

Amount
Class A	$319
Class B	2,291
Class C	218

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent calculated as a percentage of the average daily net assets of the fund as determined periodically under the supervision of the fund’s Board of Trustees. For the year ended November 30, 2017, the fee was $9,733, which equated to 0.0015% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses, sub-accounting and other shareholder servicing costs which may be paid to affiliated and unaffiliated service providers. Class R6 shares do not incur sub-accounting fees. For the year ended November 30, 2017, these out-of-pocket expenses, sub-accounting and other shareholder servicing costs amounted to $28,420.

Under a Special Servicing Agreement among MFS, certain MFS funds which invest in other MFS funds (“MFS fund-of-funds”) and certain underlying funds in which a MFS fund-of-funds invests (“underlying funds”), each underlying fund may pay a portion of each MFS fund-of-funds’ transfer agent-related expenses, including sub-accounting fees payable to financial intermediaries, to the extent such payments do not exceed the benefits realized or expected to be realized by the underlying fund from the investment in the underlying fund by the MFS fund-of-funds. For the year ended November 30, 2017, these costs for the fund amounted to $691,245 and are included in “Shareholder servicing costs” in the Statement of Operations.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended November 30, 2017 was equivalent to an annual effective rate of 0.0174% of the fund’s average daily net assets.

Notes to Financial Statements – continued

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Other – This fund and certain other funds managed by MFS (the funds) have entered into a service agreement (the ISO Agreement) which provides for payment of fees solely by the funds to Tarantino LLC in return for the provision of services of an Independent Senior Officer (ISO) for the funds. Frank L. Tarantino serves as the ISO and is an officer of the funds and the sole member of Tarantino LLC. The funds can terminate the ISO Agreement with Tarantino LLC at any time under the terms of the ISO Agreement. For the year ended November 30, 2017, the fee paid by the fund under this agreement was $1,150 and is included in “Miscellaneous” expense in the Statement of Operations. MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ISO.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. This money market fund does not pay a management fee to MFS.

On March 16, 2016, MFS purchased 5,626 shares of Class I for an amount of $48,950.

On June 29, 2016, MFS redeemed 5,984 shares of Class I for an amount of $54,155.

On March 16, 2017, MFS purchased 17,893 shares each of Class I for an amount of $152,270.

On September 20, 2017, MFS redeemed 489 shares of Class I for an amount of $4,367.

At November 30, 2017, MFS held approximately 72%, 62% and 100% of the outstanding shares of Class R1, Class R3, and Class R4, respectively.

The fund is permitted to engage in purchase and sale transactions with funds and accounts for which MFS serves as investment adviser or sub-adviser (“cross-trades”) pursuant to a policy adopted by the Board of Trustees. This policy has been designed to ensure that cross-trades conducted by the fund comply with Rule 17a-7 under the Investment Company Act of 1940. Under this policy, cross-trades are effected at current market prices with no remuneration paid in connection with the transaction. During the year ended November 30, 2017, the fund engaged in purchase and sale transactions pursuant to this policy, which amounted to $139,435 and $670,834, respectively. The sales transactions resulted in net realized gains (losses) of $14,797.

(4) Portfolio Securities

For the year ended November 30, 2017, purchases and sales of investments, other than short-term obligations, were as follows:

	Purchases	Sales
U.S. Government securities	$43,712,699	$34,526,433
Investments (non-U.S. Government securities)	$234,469,759	$285,076,936

Notes to Financial Statements – continued

(5) Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 11/30/17		Year ended 11/30/16
	Shares	Amount	Shares	Amount
Shares sold
Class A	456,782	$3,998,890	451,330	$4,016,860
Class B	7,235	63,188	33,625	298,065
Class C	29,827	263,362	61,220	529,196
Class I	239,214	2,045,842	493,360	4,403,354
Class R1	360	3,118	2,184	18,408
Class R2	32,228	275,421	443	3,907
Class R3	86	747	91	821
Class R6	5,149,206	44,495,485	2,710,509	24,053,811
	5,914,938	$51,146,053	3,752,762	$33,324,422

Shares issued to shareholders in reinvestment of distributions
Class A	18,024	$158,300	21,168	$187,210
Class B	714	6,232	846	7,430
Class C	1,090	9,517	1,216	10,691
Class I	4,401	38,219	2,060	18,182
Class R1	52	451	51	452
Class R2	277	2,436	89	787
Class R3	134	1,165	129	1,135
Class R4	99	859	96	846
Class R6	1,239,942	10,827,080	1,255,460	11,037,424
	1,264,733	$11,044,259	1,281,115	$11,264,157

Shares reacquired
Class A	(568,640)	$(4,943,223)	(697,217)	$(6,220,748)
Class B	(30,774)	(266,826)	(57,102)	(497,608)
Class C	(55,523)	(480,985)	(50,346)	(440,672)
Class I	(444,718)	(3,851,816)	(207,799)	(1,863,316)
Class R1	(220)	(1,955)	(839)	(7,402)
Class R2	(10,657)	(91,231)	(491)	(4,288)
Class R3	(1)	(10)	(1)	(5)
Class R6	(5,988,185)	(52,479,453)	(7,801,919)	(68,497,820)
	(7,098,718)	$(62,115,499)	(8,815,714)	$(77,531,859)

Notes to Financial Statements – continued

	Year ended 11/30/17		Year ended 11/30/16
	Shares	Amount	Shares	Amount
Net change
Class A	(93,834)	$(786,033)	(224,719)	$(2,016,678)
Class B	(22,825)	(197,406)	(22,631)	(192,113)
Class C	(24,606)	(208,106)	12,090	99,215
Class I	(201,103)	(1,767,755)	287,621	2,558,220
Class R1	192	1,614	1,396	11,458
Class R2	21,848	186,626	41	406
Class R3	219	1,902	219	1,951
Class R4	99	859	96	846
Class R6	400,963	2,843,112	(3,835,950)	(33,406,585)
	80,953	$74,813	(3,781,837)	$(32,943,280)

The fund is one of several mutual funds in which certain MFS funds may invest. The MFS funds do not invest in the underlying funds for the purpose of exercising management or control. At the end of the period, the MFS Moderate Allocation Fund, the MFS Conservative Allocation Fund, the MFS Growth Allocation Fund, the MFS Lifetime Income Fund, the MFS Lifetime 2020 Fund, the MFS Lifetime 2030 Fund, and the MFS Lifetime 2025 Fund were the owners of record of approximately 45%, 23%, 15%, 5%, 3%, 3%, and 2%, respectively, of the value of outstanding voting shares of the fund. In addition, the MFS Lifetime 2035 Fund and the MFS Lifetime 2040 Fund were each the owners of record of less than 1% of the value of outstanding voting shares of the fund.

(6) Line of Credit

The fund and certain other funds managed by MFS participate in a $1.25 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Overnight Federal Reserve funds rate or daily one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Overnight Federal Reserve funds rate plus an agreed upon spread. For the year ended November 30, 2017, the fund’s commitment fee and interest expense were $4,412 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.

Notes to Financial Statements – continued

(7) Investments in Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be affiliated issuers:

Affiliated Issuers		Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio		50,275,159	263,819,130	(226,052,618)	88,041,671

Affiliated Issuers	Realized Gain (Loss)	Changed in Unrealized Appreciation (Depreciation)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$(6,013)	$(2,833)	$—	$664,216	$88,032,867

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Series Trust X and Shareholders of MFS Global Bond Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Global Bond Fund (the Fund) (one of the series constituting the MFS Series Trust X) as of November 30, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2017, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Global Bond Fund (one of the series constituting the MFS Series Trust X) at November 30, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

January 16, 2018

TRUSTEES AND OFFICERS — IDENTIFICATION AND BACKGROUND

The Trustees and Officers of the Trust, as of January 1, 2018, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 54)	Trustee	February 2004	137	Massachusetts Financial Services Company, Executive Chairman (since January 2017); Director; Chairman of the Board; Chief Executive Officer (until 2015); Co-Chief Executive Officer (2015-2016)	N/A
Robin A. Stelmach (k) (age 56)	Trustee	January 2014	137	Massachusetts Financial Services Company, Vice Chair (since January 2017); Chief Operating Officer and Executive Vice President (until January 2017)	N/A
INDEPENDENT TRUSTEES
John P. Kavanaugh (age 63)	Trustee and Chair of Trustees	January 2009	137	Private investor	N/A

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
Steven E. Buller (age 66)	Trustee	February 2014	137	Financial Accounting Standards Advisory Council, Chairman (2014-2015); Public Company Accounting Oversight Board, Standing Advisory Group, Member (until 2014); BlackRock, Inc. (investment management), Managing Director (until 2014), BlackRock Finco UK (investment management), Director (until 2014)	N/A
John A. Caroselli (age 63)	Trustee	March 2017	137	JC Global Advisors, LLC (management consulting), President (since 2015); First Capital Corporation (commercial finance), Executive Vice President (until 2015)	N/A
Maureen R. Goldfarb (age 62)	Trustee	January 2009	137	Private investor	N/A
Michael Hegarty (age 73)	Trustee	December 2004	137	Private investor	Rouse Properties Inc., Director (until 2016); Capmark Financial Group Inc., Director (until 2015)
Clarence Otis, Jr. (age 61)	Trustee	March 2017	137	Darden Restaurants, Inc., Chief Executive Officer (until 2014)	VF Corporation, Director; Verizon Communications, Inc., Director; The Travelers Companies, Director; Federal Reserve Bank of Atlanta, Director (until 2015)

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
Maryanne L. Roepke (age 61)	Trustee	May 2014	137	American Century Investments (investment management), Senior Vice President and Chief Compliance Officer (until 2014)	N/A
Laurie J. Thomsen (age 60)	Trustee	March 2005	137	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director (since 2015)

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
OFFICERS
Christopher R. Bohane (k) (age 43)	Assistant Secretary and Assistant Clerk	July 2005	137	Massachusetts Financial Services Company, Vice President and Assistant General Counsel
Kino Clark (k) (age 49)	Assistant Treasurer	January 2012	137	Massachusetts Financial Services Company, Vice President
John W. Clark, Jr. (k) (age 50)	Assistant Treasurer	April 2017	137	Massachusetts Financial Services Company, Vice President (since March 2017); Deutsche Bank (financial services), Department Head – Treasurer’s Office (until February 2017)
Thomas H. Connors (k) (age 58)	Assistant Secretary and Assistant Clerk	September 2012	137	Massachusetts Financial Services Company, Vice President and Senior Counsel
Ethan D. Corey (k) (age 54)	Assistant Secretary and Assistant Clerk	July 2005	137	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel
David L. DiLorenzo (k) (age 49)	President	July 2005	137	Massachusetts Financial Services Company, Senior Vice President

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
Heidi W. Hardin (k) (age 50)	Secretary and Clerk	April 2017	137	Massachusetts Financial Services Company, Executive Vice President and General Counsel (since March 2017); Harris Associates (investment management), General Counsel (from September 2015 to January 2017); Janus Capital Management LLC (investment management), Senior Vice President and General Counsel (until September 2015)
Brian E. Langenfeld (k) (age 44)	Assistant Secretary and Assistant Clerk	June 2006	137	Massachusetts Financial Services Company, Vice President and Senior Counsel
Susan A. Pereira (k) (age 47)	Assistant Secretary and Assistant Clerk	July 2005	137	Massachusetts Financial Services Company, Vice President and Senior Counsel
Kasey L. Phillips (k) (age 47)	Assistant Treasurer	September 2012	137	Massachusetts Financial Services Company, Vice President
Matthew A. Stowe (k) (age 43)	Assistant Secretary and Assistant Clerk	October 2014	137	Massachusetts Financial Services Company, Vice President and Assistant General Counsel
Frank L. Tarantino (age 73)	Independent Senior Officer	June 2004	137	Tarantino LLC (provider of compliance services), Principal
Richard S. Weitzel (k) (age 47)	Assistant Secretary and Assistant Clerk	October 2007	137	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel
Martin J. Wolin (k) (age 50)	Chief Compliance Officer	July 2015	137	Massachusetts Financial Services Company, Senior Vice President and Chief Compliance Officer (since July 2015); Mercer (financial service provider), Chief Risk and Compliance Officer, North America and Latin America (until June 2015)

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
James O. Yost (k) (age 57)	Treasurer	September 1990	137	Massachusetts Financial Services Company, Senior Vice President

(h)	Date first appointed to serve as Trustee/officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. Prior to January 2012, Messrs. DiLorenzo and Yost served as Assistant Treasurers of the Funds. From January 2012 through December 2016, Messrs. DiLorenzo and Yost served as Treasurer and Deputy Treasurer of the Funds, respectively.
(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Each Trustee has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Under the terms of the Board’s retirement policy, an Independent Trustee shall retire at the end of the calendar year in which he or she reaches the earlier of 75 years of age or 15 years of service on the Board (or, in the case of any Independent Trustee who joined the Board prior to 2015, 20 years of service on the Board).

Messrs. Buller and Otis and Ms. Roepke are members of the Trust’s Audit Committee.

Each of the Interested Trustees and certain Officers hold comparable officer positions with certain affiliates of MFS.

Trustees and Officers – continued

The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	JPMorgan Chase Bank, NA 4 Metrotech Center New York, NY 11245
Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Ernst & Young LLP 200 Clarendon Street Boston, MA 02116
Portfolio Manager(s)
Pilar Gomez-Bravo
Richard Hawkins
Robert Persons
Robert Spector
Erik Weisman

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2017 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by the MFS Funds’ Independent Senior Officer, a senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2016 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Lipper performance universe”), (ii) information provided by Broadridge on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Broadridge (the “Broadridge expense group”), (iii) information provided by MFS on the advisory fees of portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory,

Board Review of Investment Advisory Agreement – continued

administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Broadridge was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Broadridge and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the performance of peer groups of funds over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Class A shares in comparison to the performance of funds in its Lipper performance universe over the three-year period ended December 31, 2016, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Class A shares was in the 5th quintile relative to the other funds in the universe for this three-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Class A shares was in the 4th quintile for the one-year period and the 5th quintile for the five-year period ended December 31, 2016 relative to the Lipper performance universe. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.

The Trustees expressed continued concern to MFS about the substandard investment performance of the Fund. In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year, as to MFS’ efforts to improve the Fund’s performance. In addition, the Trustees requested that they receive a separate update on the Fund’s performance at each of their regular meetings. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that MFS’ responses and efforts and plans to improve investment performance were sufficient to support approval of the continuance of the investment advisory agreement for an additional one-year period, but that they would continue to closely monitor the performance of the Fund.

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Class A shares as a percentage of average daily net assets and the advisory fee and total expense ratios of peer groups of funds based on information provided by Broadridge. The Trustees considered that MFS currently observes an expense limitation

Board Review of Investment Advisory Agreement – continued

for the Fund, which may not be changed without the Trustees’ approval. The Trustees also considered that, according to the data provided by Broadridge (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate and total expense ratio were each approximately at the Broadridge expense group median.

The Trustees also considered the advisory fees charged by MFS to any institutional separate accounts advised by MFS (“separate accounts”) and unaffiliated investment companies for which MFS serves as subadviser (“subadvised funds”) that have comparable investment strategies to the Fund, if any. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund, as well as the more extensive regulatory burdens imposed on MFS in managing the Fund, in comparison to separate accounts and subadvised funds. The Trustees also considered the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund in comparison to separate accounts.

The Trustees also considered whether the Fund may benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund and/or growth in assets of the MFS Funds as a whole. They noted that the Fund’s advisory fee rate schedule is subject to a contractual breakpoint that reduces the Fund’s advisory fee rate on average daily net assets over $1 billion. The Trustees also noted that MFS has agreed in writing to waive a portion of the management fees of certain MFS Funds, including the Fund, if the total combined assets of certain funds within the MFS Funds’ complex increase above agreed upon thresholds (the “group fee waiver”), enabling the Fund’s shareholders to share in the benefits from any economies of scale at the complex level. The group fee waiver is reviewed and renewed annually between the Board and MFS. The Trustees concluded that the breakpoint and the group fee waiver were sufficient to allow the Fund to benefit from economies of scale as its assets and overall complex assets grow.

The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages

Board Review of Investment Advisory Agreement – continued

to the Fund of having an adviser that also serves other investment companies as well as other accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.

The Trustees also considered benefits to MFS from the use of the Fund’s portfolio brokerage commissions, if applicable, to pay for investment research and various other factors. Additionally, the Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the Fund.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2017.

PROXY VOTING POLICIES AND INFORMATION

MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year without charge by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. A shareholder can obtain the quarterly portfolio holdings report at mfs.com. The fund’s Form N-Q is also available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. Copies of the fund’s Form N-Q also may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available at https://www.mfs.com/en-us/what-we-do/announcements.html or at mfs.com/openendfunds by choosing the fund’s name.

INFORMATION ABOUT FUND CONTRACTS AND LEGAL CLAIMS

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent, 529 program manager (if applicable), and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the Trust’s By-Laws and Declaration of Trust, any claims asserted against or on behalf of the MFS Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

FEDERAL TAX INFORMATION (unaudited)

The fund will notify shareholders of amounts for use in preparing 2017 income tax forms in January 2018.

rev. 3/16

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

• Social Security number and account balances

• Account transactions and transaction history

• Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., and MFS Heritage Trust Company.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

• open an account or provide account information

• direct us to buy securities or direct us to sell your securities

• make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

• sharing for affiliates’ everyday business purposes – information about your creditworthiness

• affiliates from using your information to market to you

• sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • MFS does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

Save paper with eDelivery.

MFS® will send you prospectuses,

reports, and proxies directly via e-mail so you will get information faster with less mailbox clutter.

To sign up:

1. Go to mfs.com.

2. Log in via MFS® Access.

3. Select eDelivery.

If you own your MFS fund shares through a financial institution or a retirement plan, MFS® TALK, MFS® Access, or eDelivery may not be available to you.

CONTACT

WEB SITE

mfs.com

MFS TALK

1-800-637-8255

24 hours a day

ACCOUNT SERVICE AND LITERATURE

Shareholders

1-800-225-2606

Financial advisors

1-800-343-2829

Retirement plan services

1-800-637-1255

MAILING ADDRESS

MFS Service Center, Inc.

P.O. Box 55824

Boston, MA 02205-5824

OVERNIGHT MAIL

MFS Service Center, Inc.

c/o DST Asset Manager Solutions, Inc.

30 Dan Road

Canton, MA 02021-2809

ITEM 2.	CODE OF ETHICS.

The Registrant has adopted a Code of Ethics pursuant to Section 406 of the Sarbanes-Oxley Act and as defined in Form N-CSR that applies to the Registrant’s principal executive officer and principal financial and accounting officer. Effective January 1, 2017, the Code was amended to (i) clarify that the term “for profit” company as used in Section II.B of the Code excludes the investment adviser and its subsidiaries and pooled investment vehicles sponsored by the investment adviser or its subsidiaries, (ii) align the Code’s provisions regarding receipt of gifts and entertainment in Section II.B of the Code with the gifts and entertainment policy of the Funds’ investment adviser, and (iii) make other administrative changes. During the period covered by the report, the Registrant has not granted a waiver, including an implicit waiver, from any provision of the Code.

A copy of the Code effective as of January 1, 2017 is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Messrs. Steven E. Buller and Clarence Otis, Jr. and Ms. Maryanne L. Roepke, members of the Audit Committee, have been determined by the Board of Trustees in their reasonable business judgment to meet the definition of “audit committee financial expert” as such term is defined in Form N-CSR. In addition, Messrs. Buller and Otis and Ms. Roepke are “independent” members of the Audit Committee (as such term has been defined by the Securities and Exchange Commission in regulations implementing Section 407 of the Sarbanes-Oxley Act of 2002). The Securities and Exchange Commission has stated that the designation of a person as an audit committee financial expert pursuant to this Item 3 on the Form N-CSR does not impose on such a person any duties, obligations or liability that are greater than the duties, obligations or liability imposed on such person as a member of the Audit Committee and the Board of Trustees in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Items 4(a) through 4(d) and 4(g):

The Board of Trustees has appointed Ernst & Young LLP (“E&Y”) to serve as independent accountants to the Registrant (hereinafter the “Registrant” or the “Fund”). The tables below set forth the audit fees billed to the Fund as well as fees for non-audit services provided to the Fund and/or to the Fund’s investment adviser, Massachusetts Financial Services Company (“MFS”), and to various entities either controlling, controlled by, or under common control with MFS that provide ongoing services to the Fund (“MFS Related Entities”).

For the fiscal years ended November 30, 2017 and 2016, audit fees billed to the Fund by E&Y were as follows:

	Audit Fees
	2017	2016
Fees billed by E&Y:
MFS Global Bond Fund	54,061	52,210

For the fiscal years ended November 30, 2017 and 2016, fees billed by E&Y for audit-related, tax and other services provided to the Fund and for audit-related, tax and other services provided to MFS and MFS Related Entities were as follows:

	Audit-Related Fees[1]		Tax Fees[2]		All Other Fees[3]
	2017	2016	2017	2016	2017	2016
Fees billed by E&Y:
To MFS Global Bond Fund	0	0	10,114	9,970	1,219	1,257

	Audit-Related Fees[1]		Tax Fees[2]		All Other Fees[3]
	2017	2016	2017	2016	2017	2016
Fees billed by E&Y:
To MFS and MFS Related Entities of MFS Global Bond Fund*	1,603,983	1,412,499	0	0	101,450	116,023

	Aggregate Fees for Non-audit Services
	2017	2016
Fees Billed by E&Y:
To MFS Global Bond Fund, MFS and MFS Related Entities#	1,848,766	1,665,349

*

This amount reflects the fees billed to MFS and MFS Related Entities for non-audit services relating directly to the operations and financial reporting of the Fund (portions of which services also related to the operations and financial reporting of other funds within the MFS Funds complex).

#	This amount reflects the aggregate fees billed by E&Y for non-audit services rendered to the Fund and for non-audit services rendered to MFS and the MFS Related Entities.
[1]

The fees included under “Audit-Related Fees” are fees related to assurance and related services that are reasonably related to the performance of the audit or review of financial statements, but not reported under ‘‘Audit Fees,’’ including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters and internal control reviews.

[2]

The fees included under “Tax Fees” are fees associated with tax compliance, tax advice and tax planning, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews and tax distribution and analysis.

[3]

The fees included under “All Other Fees” are fees for products and services provided by E&Y other than those reported under “Audit Fees,” “Audit-Related Fees” and “Tax Fees,” including fees for services related to review of internal controls and review of Rule 38a-1 compliance program.

Item 4(e)(1):

Set forth below are the policies and procedures established by the Audit Committee of the Board of Trustees relating to the pre-approval of audit and non-audit related services:

To the extent required by applicable law, pre-approval by the Audit Committee of the Board is needed for all audit and permissible non-audit services rendered to the Fund and all permissible non-audit services rendered to MFS or MFS Related Entities if the services relate directly to the operations and financial reporting of the Registrant. Pre-approval is currently on an engagement-by-engagement basis. In the event pre-approval of such services is necessary between regular meetings of the Audit Committee and it is not practical to wait to seek pre-approval at the next regular meeting of the Audit Committee, pre-approval of such services may be referred to the Chair of the Audit Committee for approval; provided that the Chair may not pre-approve any individual engagement for such services exceeding $50,000 or multiple engagements for such services in the aggregate exceeding $100,000 in each period between regular meetings of the Audit Committee. Any engagement pre-approved by the Chair between regular meetings of the Audit Committee shall be presented for ratification by the entire Audit Committee at its next regularly scheduled meeting.

Item 4(e)(2):

None, or 0%, of the services relating to the Audit-Related Fees, Tax Fees and All Other Fees paid by the Fund and MFS and MFS Related Entities relating directly to the operations and financial reporting of the Registrant disclosed above were approved by the audit committee pursuant to paragraphs (c)(7)(i)(C) of Rule 2-01 of Regulation S-X (which permits audit committee approval after the start of the engagement with respect to services other than audit, review or attest services, if certain conditions are satisfied).

Item 4(f):

Not applicable.

Item 4(h):

The Registrant’s Audit Committee has considered whether the provision by a Registrant’s independent registered public accounting firm of non-audit services to MFS and MFS Related Entities that were not pre-approved by the Committee (because such services did not relate directly to the operations and financial reporting of the Registrant) was compatible with maintaining the independence of the independent registered public accounting firm as the Registrant’s principal auditors.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the Registrant.

ITEM 6.	INVESTMENTS

A schedule of investments of the Registrant is included as part of the report to shareholders of such series under Item 1 of this Form N-CSR.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the Registrant.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There were no material changes to the procedures by which shareholders may send recommendations to the Board for nominees to the Registrant’s Board since the Registrant last provided disclosure as to such procedures in response to the requirements of Item 407 (c)(2)(iv) of Regulation S-K or this Item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	Based upon their evaluation of the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as conducted within 90 days of the filing date of this report on Form N-CSR, the registrant’s principal financial officer and principal executive officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)	There were no changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by the report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 13.	EXHIBITS.

(a)	File the exhibits listed below as part of this form. Letter or number the exhibits in the sequence indicated.

(1)	Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Code of Ethics attached hereto.

(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2): Attached hereto.

(b)	If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)) and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for the purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference: Attached hereto.

Notice

A copy of the Amended and Restated Declaration of Trust, as amended, of the Registrant is on file with the Secretary of State of The Commonwealth of Massachusetts and notice is hereby given that this instrument is executed on behalf of the Registrant by an officer of the Registrant as an officer and not individually and the obligations of or arising out of this instrument are not binding upon any of the Trustees or shareholders individually, but are binding only upon the assets and property of the respective constituent series of the Registrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) MFS SERIES TRUST X

By (Signature and Title)*	DAVID L. DILORENZO
David L. DiLorenzo, President

Date: January 16, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	DAVID L. DILORENZO
David L. DiLorenzo, President (Principal Executive Officer)

Date: January 16, 2018

By (Signature and Title)*	JAMES O. YOST
James O. Yost, Treasurer (Principal Financial Officer and Accounting Officer)

Date: January 16, 2018

*	Print name and title of each signing officer under his or her signature.